Filed electronically with the Securities and Exchange Commission on December 29, 1999

                                                           File No. 811-08983
                                                           File No. 333-62677

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.    3
                                               ----
                  Post-Effective Amendment No.
                                                ----
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.    5
                                 -----

                               Kemper Income Trust
                           --------------------------
               (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza Street, Chicago, IL 60606
             -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121
                                                           --------------
                                Kathryn L. Quirk
                        Scudder Kemper Investments, Inc.
                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/___/ Immediately upon filing pursuant to paragraph  (b)      /___/ On (date) pursuant to paragraph (a) (1)
/___/ days after filing pursuant to paragraph (a) (2)         /___/ On January 1, 2000 pursuant to paragraph (b)
/ X / On December 30, 1999 pursuant to paragraph (a) (3)      /___/ On _________ pursuant to paragraph (a) (3) of Rule 485.

/ X / If Appropriate, check the following box:
         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               KEMPER INCOME FUNDS
                             Kemper High Yield Fund
                            Kemper High Yield Fund II
                       Kemper High Yield Opportunity Fund
                   Kemper Income and Capital Preservation Fund
                     Kemper Short-Term U.S. Government Fund*
                         Kemper Strategic Income Fund**
                     Kemper U.S. Government Securities Fund
                            Kemper U.S. Mortgage Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED JANUARY 1, 2000

                            ------------------------

                                 CLASS I SHARES

                            ------------------------

* On February 5, 1999, Kemper Short-Intermediate Government Fund was reorganized into Kemper Adjustable Rate U.S. Government Fund. Kemper Adjustable Rate U.S. Government Fund was then renamed Kemper Short-Term U.S. Government Fund, and its objective and policies were changed accordingly.

**   Formerly Kemper Diversified Income Fund

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The following information supplements the indicated sections of the prospectus.

PERFORMANCE

The following table shows how the funds Class I Shares' returns over different periods average out. For context, the table has a broad-based market index (which, unlike the fund, have no fees or expenses). All figures in this section assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Average Annual Total Returns -- Class I shares

For periods ended                                            Inception of
December 31, 1998               One Year     Life of Class       Class
-----------------               --------     -------------       -----

Kemper High Yield Fund           1.59%          11.10%         12/29/94

Salomon Brothers Long-Term
High Yield Bond Index*           9.23%        15.74%**             --

--------------

* The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

**  For the period of 12/31/94 through 12/31/98.

For periods ended                                            Inception of
December 31, 1998               One Year     Life of Class       Class
-----------------               --------     -------------       -----

Kemper Income And Capital
Preservation Fund                8.16%            7.80%           7/3/95

Lehman Brothers Aggregate
Bond Index*                      8.69%          8.09%**             --
--------------

* The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities, and mortgage backed securities.

**  For the period of 6/30/95 through 12/31/98.

For periods ended                                            Inception of
December 31, 1998               One Year     Life of Class       Class
-----------------               --------     -------------       -----

Kemper U.S. Government           7.26%            7.39%           7/3/95
Securities Fund

Salomon Brothers                 6.82%          7.85%**             --
30-Year GNMA Index*

--------------

* The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total-return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.

**  For the period of 6/30/95 through 12/31/98.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees: Fees paid directly from your investment.

                   Maximum
                    Sales      Maximum     Maximum
                   Charge     Deferred      Sales
                   (Load)       Sales       Charge
                 Imposed on    Charge       (Load)
                  Purchases    (Load)     Imposed on
                 (as a % of  (as a % of   Reinvested
                  offering   redemption   Dividends/     Redemption  Exchange
                   price)     proceeds)  Distributions      Fee        Fee
                   ------     ---------  -------------      ---        ---

Kemper High
Yield Fund          None        None         None            None       None

Kemper High
Yield Fund II       None        None         None            None       None

Kemper High
Yield
Opportunity Fund    None        None         None            None       None

Kemper Income
And Capital
Preservation
Fund                None        None         None            None       None

Kemper
Short-Term U.S.
Government Fund     None        None         None            None       None

Kemper
Strategic
Income Fund         None        None         None            None       None

Kemper U.S.
Government
Securities Fund     None        None         None            None       None

Kemper U.S.
Mortgage Fund       None        None         None            None       None

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                                              Total Annual
                                                                  Fund
                     Management     Distribution     Other      Operating
                        Fee         (12b-1) Fees   Expenses*    Expenses*
                        ---         ------------   ---------    ---------

Kemper High
Yield Fund              0.52%           None         0.10%       0.62%

Kemper High
Yield Fund II           0.65%           None         0.40%       1.05%

Kemper High Yield
Opportunity Fund        0.65%           None         0.61%       1.26%

Kemper Income And
Capital
Preservation Fund       0.54%           None         0.17%       0.71%

Kemper Short-Term
U.S. Government Fund    0.54%           None         0.26%       0.80%

Kemper Strategic
Income Fund             0.56%           None         0.19%       0.75%

Kemper U.S.
Government
Securities Fund         0.42%           None         0.17%       0.59%

Kemper U.S.
Mortgage Fund           0.51%           None         0.18%       0.69%

--------------

* Estimated for Kemper Short-Term U.S. Government Fund, Kemper Strategic Income Fund, Kemper High Yield Opportunity Fund, Kemper High Yield Fund II and Kemper U.S. Mortgage Fund since no Class I shares were issued as of the respective fiscal year ends.

Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:

                              1 Year      3 Years     5 Years    10 Years
                              ------      -------     -------    --------
Kemper High Yield Fund           $64        $199        $346        $774

Kemper High Yield Fund II       $107        $334        $579      $1,283

Kemper High Yield
Opportunity Fund                $128        $400        $692      $1,523

Kemper Income And Capital
Preservation Fund                $73        $227        $395        $883

Kemper Short-Term
U.S. Government Fund             $82        $255        $444        $990

Kemper Strategic
Income Fund                      $77        $240        $417        $930

Kemper U.S. Government
Securities Fund                  $60        $189        $329        $738

Kemper U.S.
Mortgage Fund                    $70        $221        $384        $859

FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares of Kemper Short-Term U.S. Government Fund, Kemper Strategic Income Fund, Kemper High Yield Opportunity Fund, Kemper High Yield Fund II and Kemper U.S. Mortgage Fund, since no Class I shares were issued as of the respective fiscal year ends of the funds.

Kemper High Yield Fund

                                                                 December
                                                               29, 1994 to
                                                                September
                                Year ended September 30,           30,
CLASS I                      1999       1998     1997    1996      1995
----------------------------------------------------------------------------
Per share operating performance

Net asset value,
beginning of period          $7.68      8.50      8.23    8.01      7.55
----------------------------------------------------------------------------
Income from investment
operations:
  Net investment income        .82       .76       .78     .78       .66
----------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)      (.48)     (.78)      .31     .23       .39
----------------------------------------------------------------------------
  Total from investment
  operations                   .34      (.02)     1.09    1.01      1.05
----------------------------------------------------------------------------
Less distribution
from net investment income     .80       .80       .82     .79       .59
----------------------------------------------------------------------------
Net asset value, end
of period                    $7.22      7.68      8.50    8.23      8.01
----------------------------------------------------------------------------
Total return
(not annualized)             4.36%      (.66)    13.96   13.32     14.37
----------------------------------------------------------------------------
Ratios to average net assets (annualized)

Expenses                      .62%       .60       .62     .61       .61
----------------------------------------------------------------------------
Net investment income       10.49%      9.38      9.44    9.72     10.70
----------------------------------------------------------------------------


                         Year ended September 30,
                        1999       1998        1997       1996      1995
----------------------------------------------------------------------------
Supplemental data for all classes

Net assets at end
of year (in
thousands)           $4,281,395 4,784,262   4,939,302  4,096,939  3,527,954
----------------------------------------------------------------------------
Portfolio turnover
rate                      67%         92          91        102         99
----------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1999 and September 30, 1998.

Kemper Income And Capital Preservation Fund

                                                                    July 3
                                                                      to
                                                                   October
                                    Year ended October 31,           31,
CLASS I                         1999      1998     1997    1996     1995
----------------------------------------------------------------------------
Per share operating performance

Net asset value, beginning
of period                      $8.67       8.53     8.45     8.61     8.52
----------------------------------------------------------------------------
Income from investment
operations:
  Net investment income          .53        .56      .59      .60      .19
----------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)        (.63)       .15      .08     (.15)     .12
----------------------------------------------------------------------------
  Total from investment
  operations                    (.10)       .71      .67      .45      .31
----------------------------------------------------------------------------
Less distribution from net
investment income                .52        .57      .59      .61      .22
----------------------------------------------------------------------------
Net asset value, end of
period                         $8.05       8.67     8.53     8.45     8.61
----------------------------------------------------------------------------
Total return
(not annualized)               (1.23)%     8.62     8.26     5.45     3.65
----------------------------------------------------------------------------
Ratios to average net assets (annualized)

Expenses, before expense
reductions                       .71%       .66      .70      .72      .62
----------------------------------------------------------------------------
Expenses, after expense
reductions                       .71%       .66      .70      .72      .62
----------------------------------------------------------------------------
Net investment income           6.41%      6.52     7.02     7.14     6.87
----------------------------------------------------------------------------

                                     Year ended October 31,
                        1999       1998       1997       1996       1995
----------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end
of year
(in thousands)       $496,191    694,057   613,470    572,998    649,427
----------------------------------------------------------------------------
Portfolio turnover
rate                     108%        121       164         74        182
----------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges.

Kemper U.S. Government Securities Fund

                                                                    July 3
                                                                      to
                                                                   October
                                    Year ended October 31,           31,
CLASS I                         1999      1998     1997    1996     1995
----------------------------------------------------------------------------
Per share operating performance

Net asset value, beginning
of period                       $8.85      8.81     8.74     8.92     8.88
----------------------------------------------------------------------------
Income from investment
operations:
  Net investment income           .55       .59      .66      .64      .22
----------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)        (.40)       .07      .06    (.17)      .04
----------------------------------------------------------------------------
  Total from investment
  operations                      .15       .66      .72      .47      .26
----------------------------------------------------------------------------
Less distribution from net
investment income                 .62       .62      .65      .65      .22
----------------------------------------------------------------------------
Net asset value, end of
period                          $8.38      8.85     8.81     8.74     8.92
----------------------------------------------------------------------------
Total return (not annualized)   1.81%      7.75     8.60     5.56     3.02
----------------------------------------------------------------------------
Ratios to average net assets (annualized)

Expenses, before expense
reductions                       .60%       .57      .60      .59      .53
----------------------------------------------------------------------------
Expenses, after expense
reductions                       .59%       .57      .60      .59      .53
----------------------------------------------------------------------------
Net investment income           6.47%      6.73     7.52     7.35     7.07
----------------------------------------------------------------------------

                                     Year ended October 31,
                         1999       1998       1997       1996      1995
----------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of
year (in thousands)   $2,982,945 3,442,212   3,642,027 4,163,157  4,738,415
----------------------------------------------------------------------------
Portfolio turnover
rate                      177%        150         261       391        362
----------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding during the year ended October 31, 1998.

SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I Shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

January 1, 2000

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)
Prospectus
January 1, 2000

                                                             KEMPER INCOME FUNDS

                                                          Kemper High Yield Fund

                                                       Kemper High Yield Fund II

                                              Kemper High Yield Opportunity Fund

                                     Kemper Income And Capital Preservation Fund

                                          Kemper Short-Term U.S. Government Fund

                                          Kemper U.S. Government Securities Fund

                                                    Kemper Strategic Income Fund

                                                       Kemper U.S. Mortgage Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                             [LOGO] KEMPER FUNDS


HOW THE                                                      INVESTING IN
FUNDS WORK                                                   THE FUNDS

  2 Kemper High Yield         32   Kemper U.S. Government    68   Choosing A
    Fund                           Securities Fund                Share Class

  8 Kemper High Yield         38   Kemper Strategic          74   How To Buy Shares
    Fund II                        Income Fund
                                                             75   How To Exchange Or
 14 Kemper High Yield         44   Kemper U.S.                    Sell Shares
    Opportunity Fund               Mortgage Fund
                                                             76   Policies You Should
 20 Kemper Income And         50   Other Policies And Risks       Know About
    Capital Preservation
    Fund                      52   Financial Highlights      82   Understanding
                                                                  Distributions And
 26 Kemper Short-Term                                             Taxes
    U.S. Government Fund

How The Funds Work

These funds invest mainly in bonds and other types of debt securities.


Taken as a group, they represent a spectrum of approaches to investing for income, from a conservative approach that emphasizes preservation of capital to a more aggressive (and more risky) approach that focuses on higher income and total return. Each fund has its own objective.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS CLASS: A) KHYAX  B) KHYBX  C) KHYCX

Kemper
High Yield Fund

FUND GOAL The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.

                           2 - Kemper High Yield Fund

The Fund's Main Strategy

The fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.


[ICON]--------------------------------------------------------------------------

CREDIT QUALITY POLICIES


This fund normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.


                           3 - Kemper High Yield Fund

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


For this fund, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds.


Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.


Because the economy has a strong impact on corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. To the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters


o some bonds could be paid off earlier than expected, which could hurt the fund's performance


o    currency fluctuations could cause foreign investments to lose value


o at times, it could be hard to value some investments or to get an attractive price for them

THE ORIGINAL DOCUMENT CONTAINS THE FOLLOWING SIDEBAR INFORMATION NEXT TO THE PRECEDING PARAGRAPHS:

--------------------------------------------------------------------------------

Investors who seek high current income and can accept risk of loss of principal may be interested in this fund.

--------------------------------------------------------------------------------

                           4 - Kemper High Yield Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

-------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
-------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  -1.14  -12.98   46.84  17.08  20.29  -1.72  17.46  13.49  11.51  1.28

  1989     1990    1991   1992   1993   1994   1995   1996   1997   1998


Best quarter: 23.41%, Q1 1991           YTD return as of 9/30/1999: 0.27%

Worst quarter: -11.77%, Q3 1990


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------

                                           Since                       Since
                 Since        Since       5/31/94          Since      1/26/78
               12/31/97     12/31/93      Life of         12/31/88    Life of
                1 Year       5 Years     Class B/C        10 Years    Class A
--------------------------------------------------------------------------------
Class A          -3.31%        7.17%        --             9.66%        1.23%
--------------------------------------------------------------------------------
Class B          -2.36        --             8.16%        --           --
--------------------------------------------------------------------------------
Class C           0.45        --              8.58        --           --
--------------------------------------------------------------------------------
Index             9.23         11.54         14.00         12.33        N/A*
--------------------------------------------------------------------------------

Index: Salomon Brothers Long-Term High Yield Bond Index, which measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.
--------------------------------------------------------------------------------

*    The Index was not in existence on the Class A Shares' inception date.

The table includes the effect of maximum sales loads.




                           5 - Kemper High Yield Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A     Class B     Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price                                4.50%       None        None
--------------------------------------------------------------------------------

Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceds)                     None*       4.00%       1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.52%       0.52%       0.52%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         None        0.75        0.75
--------------------------------------------------------------------------------
Other Expenses**                                 0.45        0.53        0.48
--------------------------------------------------------------------------------
Total Annual Operating Expenses                  0.97        1.80        1.75
--------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About-- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
          Example                1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $545         $745          $962         $1,586
--------------------------------------------------------------------------------
Class B shares                    583          866         1,175          1,697
--------------------------------------------------------------------------------
Class C shares                    278          551           949          2,062
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $545         $745          $962         $1,586
--------------------------------------------------------------------------------
Class B shares                    183          566           975          1,697
--------------------------------------------------------------------------------
Class C shares                    178          551           949          2,062
--------------------------------------------------------------------------------




                             6 - Kemper High Yield Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.52% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS


Below are the people who handle the fund's day-to-day management:


Harry E. Resis, Jr.                Daniel J. Doyle
Lead Portfolio Manager             o Began investment career
o Began investment career            in 1984
  in 1968                          o Joined the advisor in
o Joined the advisor in              1986
  1988                             o Joined the fund team in
o Joined the fund team in            1999
  1992

Michael A. McNamara
o Began investment career
  in 1972
o Joined the advisor in
  1972
o Joined the fund team in
  1990


THE ORIGINAL DOCUMENT CONTAINS THE FOLLOWING SIDEBAR INFORMATION NEXT TO THE PRECEDING PARAGRAPHS:

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------


                           7 - Kemper High Yield Fund

TICKER SYMBOLS CLASS: A) KHIAX  B) KHIBX  C) KHICX

Kemper
High Yield Fund II

FUND GOAL The fund seeks the highest level of current income obtainable from a professionally managed, diversified portfolio of fixed income securities that the fund's investment manager considers consistent with reasonable risk. As a secondary objective, the fund will seek capital gain where consistent with its primary objective.


                          8 - Kemper High Yield Fund II

The Fund's Main Strategy

The fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.


[ICON]--------------------------------------------------------------------------
          CREDUT QUALITY POLICIES


This fund normally invests at least 65% of its total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.



                          9 - Kemper High Yield Fund II

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


For this fund, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds.

Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Because the economy has a strong impact on corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. To the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters


o some bonds could be paid off earlier than expected, which could hurt the fund's performance


o    currency fluctuations could cause foreign investments to lose value


o at times, it could be hard to value some investments or to get an attractive price for them

THE ORIGINAL DOCUMENT CONTAINS THE FOLLOWING SIDEBAR INFORMATION NEXT TO THE PRECEDING PARAGRAPHS:

--------------------------------------------------------------------------------

Investors who seek high current income and can accept risk of loss of principal may be interested in this fund.

--------------------------------------------------------------------------------

                         10 - Kemper High Yield Fund II

Performance


Because this is a new fund, it did not have a full calendar year of performance to report as of the date of this prospectus.


                         11 - Kemper High Yield Fund II

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                        Class A     Class B     Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price                                4.50%       None        None
--------------------------------------------------------------------------------

Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceds)                     None*       4.00%       1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.65%      0.65%      0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None       0.75       0.75
--------------------------------------------------------------------------------
Other Expenses**                                  1.03       0.89       0.94
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.68       2.29       2.34
--------------------------------------------------------------------------------
Expense Reimbursement                             0.43       0.29       0.34
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.25       2.00       2.00
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About-- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

*** By contract, total operating expenses are capped at 1.25%, 2.00% and 2.00% through 12/31/2000 for Class A, B and C shares, respectively.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
          Example                1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $572         $916        $1,283        $2,313
--------------------------------------------------------------------------------
Class B shares                    603          988         1,399         2,310
--------------------------------------------------------------------------------
Class C shares                    303          698         1,220         2,650
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $572         $916        $1,283        $2,313
--------------------------------------------------------------------------------
Class B shares                    203          688         1,199         2,310
--------------------------------------------------------------------------------
Class C shares                    203          698         1,220         2,650
--------------------------------------------------------------------------------




                         12 - Kemper High Yield Fund II

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of its average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Harry E. Resis, Jr.          Daniel J. Doyle
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1984
  in 1968                    o Joined the advisor in
o Joined the advisor in        1986
  1988                       o Joined the fund team in
o Joined the fund team in      1998
  1998

Michael A. McNamara
o Began investment career
  in 1972
o Joined the advisor in
  1972
o Joined the fund team in
  1998


THE ORIGINAL DOCUMENT CONTAINS THE FOLLOWING SIDEBAR INFORMATION NEXT TO THE PRECEDING PARAGRAPHS:

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------


                         13 - Kemper High Yield Fund II

TICKER SYMBOLS CLASS: A) KYOAX  B) KYOBX  C) KYOCX

Kemper
High Yield
Opportunity Fund

FUND GOAL The fund seeks total return through high current income and capital appreciation.


                     14 - Kemper High Yield Opportunity Fund

The Fund's Main Strategy

The fund invests mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds of foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including preferred stocks, convertible securities and real estate investment trusts (REITs).


In deciding which securities to buy and sell, the portfolio managers rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default. The managers also seek to take advantage of special opportunities by investing in stocks of high-yield issuers, including initial public offerings of stock (IPOs).


Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if the managers expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.


[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


This fund normally invests primarily in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.



                     15 - Kemper High Yield Opportunity Fund

The Main Risks Of Investing In The Fund


There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


For this fund, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds (and stocks) can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds.


Another factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.


Because the economy affects corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters


o some bonds could be paid off earlier than expected, which could hurt the fund's performance


o    currency fluctuations could cause foreign investments to lose value


o at times, it could be hard to value some investments or to get an attractive price for them

THE ORIGINAL DOCUMENT CONTAINS THE FOLLOWING SIDEBAR INFORMATION NEXT TO THE PRECEDING PARAGRAPHS:

--------------------------------------------------------------------------------

Investors who seek high current income and can accept risk of loss of principal may be interested in this fund.

--------------------------------------------------------------------------------


                     16 - Kemper High Yield Opportunity Fund

Performance


The bar chart shows the total returns for the fund's first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

-------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
-------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

     2.78

     1998


Best quarter: 6.06%, Q1 1998            YTD return as of 9/30/1999: -1.14%

Worst quarter: -7.88%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                              Since 12/31/97   Since 10/1/97
                                              1 Year           Life of Fund
--------------------------------------------------------------------------------
Class A                                       -1.85%            0.48%
--------------------------------------------------------------------------------
Class B                                       -0.93              1.19
--------------------------------------------------------------------------------
Class C                                        1.89              3.46
--------------------------------------------------------------------------------
Index                                          9.23             10.98
--------------------------------------------------------------------------------

Index: Salomon Brothers Long-Term High Yield Bond Index, which measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.
--------------------------------------------------------------------------------

The table includes the effect of maximum sales loads.


                    17 - Kemper High Yield Opportunity Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %    4.50%    None      None
of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)   None     4.00%     1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.65%    0.65%     0.65%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses*                                   1.19     1.29      1.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.84     2.69      2.67
------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $629      $1,003       $1,401      $2,511
--------------------------------------------------------------------------------
Class B shares                   672       1,135        1,625       2,629
--------------------------------------------------------------------------------
Class C shares                   370         829        1,415       3,003
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $629      $1,003       $1,401      $2,511
--------------------------------------------------------------------------------
Class B shares                   272         835        1,425       2,629
--------------------------------------------------------------------------------
Class C shares                   270         829        1,415       3,003
------------------------------------------------------------------------------


                    18 - Kemper High Yield Opportunity Fund

THE INVESTMENT ADVISOR



The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.65% of its average daily net assets.



[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Harry E. Resis, Jr.           Daniel J. Doyle
Lead Portfolio Manager        o Began investment career
o Began investment career       in 1984
  in 1968                     o Joined the advisor
o Joined the advisor            in 1986
  in 1988                     o Joined the fund team
o Joined the fund team          in 1997
  in 1997

Michael A. McNamara
o Began investment career
  in 1972
o Joined the advisor in
  1972
o Joined the fund team
  in 1997


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                        19 - High Yield Opportunity Fund

TICKER SYMBOLS CLASS: A) KICAX  B) KICBX  C) KICCX

Kemper
Income And Capital
Preservation Fund

FUND GOAL The fund seeks as high a level of current income as is consistent with reasonable risk, preservation of capital and ready marketability of its portfolio by investing primarily in a diversified portfolio of investment-grade debt securities.

                20 - Kemper Income and Capital Preservation Fund

The Fund's Main Strategy

The fund can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Although the manager may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, he generally intends to keep it between four and six years.


[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


This fund normally invests at least 80% of total assets in bonds of the top four grades of credit quality. The fund could invest up to 20 percent of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.


                21 - Kemper Income and Capital Preservation Fund

The Main Risks Of Investing In The Fund


There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. Changes in interest rates will also affect the fund's yield: when rates fall, fund yield tends to fall as well.

Because the economy affects corporate bond performance, the fund will tend to perform less well than other types of bond funds when the economy is weak. Also, to the extent that the fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters


o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the fund's performance


o    currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may appeal to investors who want exposure to the intermediate-term corporate bond market through a diversified portfolio that emphasizes capital preservation.

--------------------------------------------------------------------------------

                22 - Kemper Income and Capital Preservation Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  8.55    6.48   17.91  7.85  11.71  -3.38  21.35  2.02   8.62   7.90

  1989    1990   1991   1992   1993  1994   1995   1996   1997   1998


Best quarter: 7.41%, Q2 1995          YTD return as of 9/30/1999: -2.68%

Worst quarter: -3.20%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                        Since                    Since
                 Since       Since      5/31/94      Since       4/15/74
                 12/31/97    12/31/93   Life of      12/31/88    Life of
                 1 Year      5 Years    Class B/C    10 Years    Class A
--------------------------------------------------------------------------------
Class A          3.08%       6.02%       --           8.20%       9.20%
--------------------------------------------------------------------------------
Class B          3.99         --         7.72%        --          --
--------------------------------------------------------------------------------
Class C          6.86         --         7.64         --          --
--------------------------------------------------------------------------------
Index            8.69        7.27        8.83         9.26        N/A*
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.
--------------------------------------------------------------------------------

*    The Index was not in existence on the Class A Shares' inception date.

The table includes the effect of maximum sales loads.


                23 - Kemper Income and Capital Preservation Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price)                                4.50%    None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceeds)                     None*    4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.54%    0.54%     0.54%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.56     0.67      0.56
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.10     1.96      1.85
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $557        $784       $1,029      $1,730
--------------------------------------------------------------------------------
Class B shares                   599         915        1,257       1,857
--------------------------------------------------------------------------------
Class C shares                   288         582        1,001       2,169
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $557        $784       $1,029      $1,730
--------------------------------------------------------------------------------
Class B shares                   199         615        1,057       1,857
--------------------------------------------------------------------------------
Class C shares                   188         582        1,001       2,169
------------------------------------------------------------------------------


                    24 - Kemper Income and Preservation Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.54% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGER


Robert S. Cessine handles the fund's day-to-day management. He began his investment career in 1982, joined the advisor in 1993 and joined the fund in 1994.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                25 - Kemper Income and Capital Preservation Fund

TICKER SYMBOLS CLASS: A) KSGAX  B) KSGBX  C) KSGCX

Kemper
Short-Term
U.S. Government Fund


FUND GOAL The fund seeks high current income and preservation of capital.

                  26 - Kemper Short Term U.S. Government Fund

The Fund's Main Strategy

The fund invests mainly in U.S. government securities with an emphasis on mortgage-backed securities. Other securities in which the fund may invest include other mortgage-backed securities such as Ginnie Maes, U.S. Treasuries and other securities issued by the U.S. government, its agencies or instrumentalities. The fund may also invest in corporate bonds, including asset-backed securities.


In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing corporate bonds, the managers use independent analysis to look for established companies with histories of dependable dividend payments and stable or growing prices.


Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it below three years.


[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


This fund normally invests at least 65% of total assets in securities issued by the U.S. Government, its agencies or instrumentalities.

The fund could invest up to 35% of total assets in non-U.S. government investment-grade bonds, and 10% of total assets in junk bonds (i.e., grade BB/Ba and below).


                  27 - Kemper Short-Term U.S. Government Fund

The Main Risks Of Investing In The Fund


There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. The fund's relatively short maturity should reduce the effect of this risk, but won't eliminate it. Changes in interest rates will also affect the fund's yield: when rates fall, fund yield tends to fall as well.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Mortgage- and asset-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the fund to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the fund to endure low yields. The result for the fund could be an increase in the volatility of its share price and yield.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with junk and foreign bonds


o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors seeking higher income than a money fund and can accept some fluctuations in the value of their principal.

--------------------------------------------------------------------------------

                  28 - Kemper Short-Term U.S. Government Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  11.64  7.19   13.46  6.06   4.91  -0.44   8.51  4.73   5.98   2.96

  1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

Best quarter: 6.06%, Q4 1990          YTD return as of 9/30/1999: 1.49%

Worst quarter: -2.79%, Q1 1990


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                        Since                     Since
                 Since       Since      5/31/94       Since       9/1/87
                 12/31/97    12/31/93   Life of       12/31/88    Life of
                 1 Year      5 Years    Class B/C     10 Years    Class A
--------------------------------------------------------------------------------
Class A          -0.63%      3.57%        --          6.05%       5.92%
--------------------------------------------------------------------------------
Class B          -0.59        --         3.71%         --          --
--------------------------------------------------------------------------------
Class C           2.28        --          4.14         --          --
--------------------------------------------------------------------------------
Index 1           5.28        5.29        5.45         5.66        5.80
--------------------------------------------------------------------------------
Index 2           6.96        6.00        6.73         7.42        7.38
------------------------------------------------------------------------------

Index 1: Salomon Brothers 6-month T-Bill Index, an unmanaged index based on the average monthly yield of a 6-month Treasury Bill.

Index 2: Lehman Brothers 1-3 Year Government Bond Index, includes U.S. Government securities, U.S. Treasuries or agencies with maturities of 1 to 3 years.

The table includes the effects of maximum sales loads. Total returns for 1989 through 1994 would have been lower if operating expenses hadn't been maintained.


                  29 - Kemper Short-Term U.S. Government Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price)                                2.75%    None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceeds)                     None*    4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.54%    0.54%     0.54%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.78     0.86      0.72
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.32     2.15      2.01
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $406        $682         $979      $1,821
--------------------------------------------------------------------------------
Class B shares                    618         973        1,354       2,078
--------------------------------------------------------------------------------
Class C shares                    304         631        1,083       2,338
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $406        $682         $979      $1,821
--------------------------------------------------------------------------------
Class B shares                    218         673        1,154       2,078
--------------------------------------------------------------------------------
Class C shares                    204         631        1,083       2,338
------------------------------------------------------------------------------


                  30 - Kemper Short-Term U.S. Government Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.54% of its average daily net assets.



[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:

Richard L. Vandenberg              John E. Dugenske
Lead Portfolio Manager             o Began investment career
o Began investment career            in 1990
  in 1973                          o Joined the advisor in
o Joined the advisor in              1998
  1996                             o Joined the fund team in
o Joined the fund team in            1998
  1996

Scott E. Dolan
o Began investment career
  in 1989
o Joined the advisor in
  1989
o Joined the fund team in
 1998

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                  31 - Kemper Short-Term U.S. Government Fund

TICKER SYMBOLS CLASS: A) KSGAX  B) KSGBX  C) KSGCX


Kemper
U.S. Government
Securities Fund

FUND GOAL The fund seeks high current income, liquidity and security of principal.


                  32 - Kemper U.S. Government Securities Fund

The Fund's Main Strategy

The fund invests principally in U.S. government securities of any maturity, focusing on Ginnie Maes. The fund may invest in other mortgage-backed securities and other U.S. government securities including U.S. Treasuries and other securities issued by the U.S. government, its agencies or instrumentalities.


In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.


In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.


[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


This fund normally invests all of its assets in securities issued by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.


                  33 - Kemper U.S. Government Securities Fund

The Main Risks Of Investing In The Fund


There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the fund to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the fund to endure low yields. The result for the fund could be an increase in the volatility of its share price and yield.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters


o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may appeal to investors who want a fund that searches for attractive yields generated by U.S. government securities.


--------------------------------------------------------------------------------

                  34 - Kemper U.S. Government Securities Fund

Performance


The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

 14.00   9.68   17.25   4.61   6.31   -3.06   18.37   2.83    9.03   7.03

 1989    1990   1991    1992   1993    1994    1995   1997    1997   1998

Best quarter: 7.91%, Q2 1989          YTD return as of 9/30/1999: 0.31%

Worst quarter: -2.45%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                           Since                  Since
                  Since        Since       5/31/94    Since       10/1/79
                  12/31/97     12/31/93    Life of    12/31/88    Life of
                  1 Year       5 Years     Class B/C  10 Years    Class A
--------------------------------------------------------------------------------
Class A           2.25%        5.64%      --          7.93%       8.88%
--------------------------------------------------------------------------------
Class B           3.03        --           6.53%     --          --
--------------------------------------------------------------------------------
Class C           6.02        --           6.95      --          --
--------------------------------------------------------------------------------
Index             6.82         7.34        8.61       9.29        N/A*
--------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.
--------------------------------------------------------------------------------

*   The Index was not in existence on the Class A Shares' inception date.

The table includes the effect of maximum sales loads.



                  35 - Kemper U.S. Government Securities Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price)                                4.50%    None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceeds)                     None*    4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.42%    0.42%     0.42%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.45     0.60      0.50
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   0.87     1.77      1.67
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $535        $715         $911      $1,474
--------------------------------------------------------------------------------
Class B shares                   580         857        1,159       1,627
--------------------------------------------------------------------------------
Class C shares                   270         526          907       1,976
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $535        $715         $911      $1,474
--------------------------------------------------------------------------------
Class B shares                   180         557          959       1,627
--------------------------------------------------------------------------------
Class C shares                   170         526          907       1,976
--------------------------------------------------------------------------------


                  36 - Kemper U.S. Government Securities Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.42% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:

Richard L. Vandenberg                   John E. Dugenske
Lead Portfolio Manager                  o Began investment career
o Began investment career                 in 1990
  in 1973                               o Joined the advisor
o Joined the advisor                      in 1998
  in 1996                               o Joined the fund team
o Joined the fund team                    in 1998
  in 1996


Scott E. Dolan
o Began investment career
  in 1989
o Joined the advisor
  in 1989
o Joined the fund team
  in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                  37 - Kemper U.S. Government Securities Fund

TICKER SYMBOLS CLASS: A) KSTAX  B) KSTBX  C) KSTCX

Kemper
Strategic Income Fund

FUND GOAL The fund seeks a high current return.


                        38 - Kemper Strategic Income Fund

The Fund's Main Strategy

The fund invests mainly in bonds issued by U.S. and foreign corporations and governments. The fund may invest up to 50% of total assets in foreign bonds. The fund may also invest in emerging markets securities.


In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the fund invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the fund's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.


The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.


[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


The credit quality of the fund's investments may vary; the fund may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.



                       39 - Kemper Strategic Income Fund

The Main Risks Of Investing In The Fund


There are several factors that could reduce the yield you get from the fund, cause you to lose money, or make the fund perform less well than other investments.


For this fund, the main risk factor will vary depending on the fund's weighting of various types of securities. To the extent that it invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Also, negative corporate news may have a significant impact on individual bond prices.


To the extent that the fund invests in higher quality bonds, a major factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.


Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the fund emphasizes emerging markets where these risks are greater, it takes on greater risk.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters


o    currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the fund's performance


o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors looking for a bond fund that emphasizes different types of bonds depending on market and economic outlooks may want to invest in this fund.

--------------------------------------------------------------------------------

                       40 - Kemper Strategic Income Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     7.96   -12.60   51.69   17.80   20.88   -3.83   19.67   8.58   8.25   3.79

     1989    1990     1991    1992    1993    1994    1995   1996   1997   1998

Best quarter: 25.06%, Q1 1991         YTD return as of 9/30/1999: -2.18%

Worst quarter: -13.54%, Q3 1990


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------
                                         Since                    Since
                 Since       Since       5/31/94      Since       6/23/77
                 12/31/97    12/31/93    Life of      12/31/88    Life of
                 1 Year      5 Years     Class B/C    10 Years    Class A
--------------------------------------------------------------------------------
Class A          -0.83%      6.05%          --         10.59%      10.11%
--------------------------------------------------------------------------------
Class B          -0.08        --            6.88%        --          --
--------------------------------------------------------------------------------
Class C           2.76        --            7.38         --          --
--------------------------------------------------------------------------------
Index             9.47        7.30          8.97        9.33       9.53*
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.
--------------------------------------------------------------------------------

*    Index return for the life of Class A is as of 6/30/77.

The table includes the effect of maximum sales loads.



                       41 - Kemper Strategic Income Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price)                                4.50%    None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceeds)                     None*    4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.56%    0.56%     0.56%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.56     0.77      0.58
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.12     2.08      1.89
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $559        $790       $1,039      $1,752
--------------------------------------------------------------------------------
Class B shares                   611         952        1,319       1,938
--------------------------------------------------------------------------------
Class C shares                   292         594        1,021       2,212
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $559        $790       $1,039      $1,752
--------------------------------------------------------------------------------
Class B shares                   211         652        1,119       1,938
--------------------------------------------------------------------------------
Class C shares                   192         594        1,021       2,212
--------------------------------------------------------------------------------


                       42 - Kemper Strategic Income Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.56% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


J. Patrick Beimford                     M. Isabel Saltzman
Lead Portfolio Manager                  o Began investment career
o Began investment career                 in 1981
  in 1976                               o Joined the advisor
o Joined the advisor                      in 1990
  in 1976                               o Joined the fund team
o Joined the fund team                    in 1999
  in 1996
                                        Richard L. Vandenberg
Robert S. Cessine                       o Began investment career
o Began investment career                 in 1973
  in 1982                               o Joined the advisor
o Joined the advisor                      in 1996
  in 1993                               o Joined the fund team
o Joined the fund team                    in 1999
  in 1994

Daniel J. Doyle
o Began investment career
  in 1984
o Joined the advisor
  in 1986
o Joined the fund team
  in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                       43 - Kemper Strategic Income Fund

TICKER SYMBOLS CLASS: A) KUMAX  B) KUMBX  C) KUMCX

Kemper
U.S. Mortgage Fund

FUND GOAL The fund seeks to provide maximum current return from U.S. government securities.


                         44 - Kemper U.S. Mortgage Fund

The Fund's Main Strategy

The fund invests primarily in U.S. government securities, mainly mortgage-backed securities issued by U.S. government agencies. These include securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. The fund can also invest in U.S. Treasury securities.


In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of mortgage-backed securities compared to U.S. Treasuries and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.


In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.


[ICON]--------------------------------------------------------------------------
          CREDIT QUALITY POLICIES


This fund normally invests at least 65% of total assets in mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.



                         45 - Kemper U.S. Mortgage Fund

The Main Risks Of Investing In The Fund


There are several factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.


As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the fund more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities have an additional line of credit with the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the fund to reinvest the money at a lower rate. Another example: if interest rates rise or stay high, these securities could be paid off later than expected, forcing the fund to endure low yields. The result for the fund could be an increase in the volatility of its share price and yield.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters


o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may appeal to investors who seek high current income but want to avoid exposure to significant credit risk.

--------------------------------------------------------------------------------

                         46 - Kemper U.S. Mortgage Fund

Performance


The bar chart shows how the total returns for the fund's Class B shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class B Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

     11.39   7.11    17.02    4.45    4.82   -4.13   16.94   1.76   8.01   5.89

     1989    1990     1991    1992    1993    1994    1995   1996   1997   1998


Best quarter: 6.73%, Q4 1991          YTD return as of 9/30/1999: -0.55%

Worst quarter: -3.03%, Q1 1992

--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1998)
--------------------------------------------------------------------------------

                                 Since       Since                  Since
            Since      Since     5/31/94     1/10/92    Since       10/26/84
            12/31/97   12/31/93  Life of     Life of    12/31/88    Life of
            1 Year     5 Years   Class C     Class A    10 Years    Class B
--------------------------------------------------------------------------------
Class A     2.25%      5.43%       --        5.53%        --           --
--------------------------------------------------------------------------------
Class B     2.89       5.31        --         --        7.15         7.05
--------------------------------------------------------------------------------
Class C     6.35        --        6.90%       --         --           --
--------------------------------------------------------------------------------
Index       6.82       7.34       8.61       7.54*      9.29         N/A**
--------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.
--------------------------------------------------------------------------------

*    Index return for life of Class A is as of 2/1/92.

**   The index was not in existence on the Class B Shares' inception date.

The table includes the effects of maximum sales loads.



                         47 - Kemper U.S. Mortgage Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) On Purchases (as %
of offering price)                                4.50%    None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(as % of redemption proceeds)                     None     4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.51%    0.51%     0.51%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses*                                   0.53     0.88      0.53
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.04     2.14      1.79
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and blue sky fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $551        $766         $998      $1,664
--------------------------------------------------------------------------------
Class B shares                    617         970        1,349       1,932
--------------------------------------------------------------------------------
Class C shares                    282         563          970       2,105
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $551        $766         $998      $1,664
--------------------------------------------------------------------------------
Class B shares                    217         670        1,149       1,932
--------------------------------------------------------------------------------
Class C shares                    182         563          970       2,105
--------------------------------------------------------------------------------


                         48 - Kemper U.S. Mortgage Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.51% of its average daily net assets.


[ICON]--------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:


Richard L. Vandenberg              John E. Dugenske
Lead Portfolio Manager             o Began investment career
o Began investment career            in 1990
  in 1973                          o Joined the advisor
o Joined the advisor                 in 1998
  in 1996                          o Joined the fund team
o Joined the fund team               in 1998
  in 1996

Scott E. Dolan
o Began investment career
  in 1989
o Joined the advisor
  in 1989
o Joined the fund team
  in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                         49 - Kemper U.S. Mortgage Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.


o These funds may trade more securities than some other bond funds. This could raise transaction costs (and lower performance) and could mean higher taxable distributions.


o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.


o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments. With derivatives, there is a risk that they could produce disproportionate losses.


Keep in mind that there is no assurance that any mutual fund will achieve its goal.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, you may want to request a copy of the SAI (the back cover has additional information on how to do this).

--------------------------------------------------------------------------------

                         50 - Other Policies And Risks

Year 2000 and euro readiness


Like all mutual funds, these funds could be affected by the inability of some computer systems to recognize the year 2000. Also, those funds permitted to invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper has readiness programs designed to address these problems, and has researched the readiness of suppliers and business partners as well as issuers of securities the funds own. Still, there's some risk that one or both of these problems could materially affect a fund's operations (such as its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


                         51 - Other Policies And Risks

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).


Kemper High Yield Fund


Class A

--------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $7.68    $8.50    $8.23    $8.01    $7.74
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .78      .76      .76      .76      .83
--------------------------------------------------------------------------------
  Net realized and unrealized      (.46)    (.81)      .31      .23      .20
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .32    (.05)     1.07      .99     1.03
--------------------------------------------------------------------------------
  Less distributions from net        .77      .77      .80      .77      .76
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $7.23    $7.68    $8.50    $8.23    $8.01
--------------------------------------------------------------------------------
Total return (%)                    4.11    (.95)    13.69    13.00    14.10
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses (%)                         .96      .89      .88      .88      .90
--------------------------------------------------------------------------------
Net investment income (%)          10.15     9.09     9.18     9.45    10.74
--------------------------------------------------------------------------------


                           52 - Financial Highlights

Class B

--------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $7.67    $8.49    $8.22    $8.00    $7.73
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .71      .68      .69      .69      .76
--------------------------------------------------------------------------------
  Net realized and unrealized      (.45)    (.80)      .31      .23      .20
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .26    (.12)     1.00      .92      .96
--------------------------------------------------------------------------------
  Less distributions from net        .71      .70      .73      .70      .69
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $7.22    $7.67    $8.49    $8.22    $8.00
--------------------------------------------------------------------------------
Total return (%)                    3.26   (1.82)    12.72    12.02    13.09
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses (%)                        1.78     1.76     1.76     1.77     1.77
--------------------------------------------------------------------------------
Net investment income (%)           9.33     8.22     8.30     8.56     9.87
--------------------------------------------------------------------------------

Class C

--------------------------------------------------------------------------------
Years ended September 30,           1999     1998     1997    1996     1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $7.69    $8.52    $8.24    $8.02   $7.75
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .72      .69      .70      .69     .77
--------------------------------------------------------------------------------
  Net realized and unrealized      (.46)    (.82)      .31      .23     .20
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .26    (.13)     1.01      .92     .97
--------------------------------------------------------------------------------
  Less distributions from net        .71      .70      .73      .70     .70
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $7.24    $7.69    $8.52    $8.24   $8.02
--------------------------------------------------------------------------------
Total return (%)                    3.30   (1.89)    12.88    12.06   13.13
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses (%)                        1.73     1.71     1.71     1.71    1.71
--------------------------------------------------------------------------------
Net investment income (%)           9.38     8.27     8.35     8.62    9.93
--------------------------------------------------------------------------------


Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended September 30,      1999      1998      1997     1996      1995
--------------------------------------------------------------------------------

Net assets at end of year   $4,281,395 4,784,262 4,939,302 4,096,939 3,527,954
(in thousands)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     67         92        91      102        99
--------------------------------------------------------------------------------


Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the years ended September 30, 1999 and September 30, 1998.


                           53 - Financial Highlights

Kemper High Yield Fund II


--------------------------------------------------------------------------------
10 months ended September 30, 1999(a)            Class A   Class B   Class C
--------------------------------------------------------------------------------

Net asset value, beginning of period              $9.50     $9.50     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                             .72       .68       .68
--------------------------------------------------------------------------------
  Net realized and unrealized loss                (.70)     (.71)     (.71)
--------------------------------------------------------------------------------
  Total from investment operations                  .02     (.03)     (.03)
--------------------------------------------------------------------------------
  Less distributions from net investment income     .76       .70       .70
--------------------------------------------------------------------------------
Net asset value, end of period                    $8.76     $8.77     $8.77
--------------------------------------------------------------------------------
Total return (not annualized) (%)                   .19     (.43)     (.43)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                                        .39      1.00      1.00
--------------------------------------------------------------------------------
Net investment income (%)                         10.24      9.63      9.63
--------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                                       1.59      2.19      2.25
--------------------------------------------------------------------------------
Net investment income (%)                          9.04      8.44      8.38
--------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Net assets at end of period                                         $154,010
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                                79
--------------------------------------------------------------------------------


(a) Commencement of operations on November 30, 1998. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The other ratios to average net assets are computed without this expense waiver or absorption.

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1999.


                           54 - Financial Highlights

Kemper High Yield Opportunity Fund


Class A

--------------------------------------------------------------------------------
Years ended September 30,                                 1999      1998(a)
--------------------------------------------------------------------------------

Net asset value, beginning of year                       $8.89       $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                    .88         .70
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (.54)       (.60)
--------------------------------------------------------------------------------
  Total from investment operations                         .34         .10
--------------------------------------------------------------------------------
Less dividends:
--------------------------------------------------------------------------------
  Distributions from net investment income                 .85         .67
--------------------------------------------------------------------------------
  Distributions from net realized gain                     .05         .04
--------------------------------------------------------------------------------
Total dividends                                            .90         .71
--------------------------------------------------------------------------------
Net asset value, end of year                             $8.33       $8.89
--------------------------------------------------------------------------------
Total return (%)                                          3.55         .59
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                                              1.53        1.27
--------------------------------------------------------------------------------

Net investment income (%)                                 9.64        8.31
--------------------------------------------------------------------------------

(a)  Commencement of operations on October 1, 1997.

Class B

--------------------------------------------------------------------------------
Years ended September 30,                                 1999      1998(a)
--------------------------------------------------------------------------------

Net asset value, beginning of year                       $8.89       $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                    .80         .63
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (.54)       (.61)
--------------------------------------------------------------------------------
  Total from investment operations                         .26         .02
--------------------------------------------------------------------------------
Less dividends:
--------------------------------------------------------------------------------
  Distributions from net investment income                 .77         .59
--------------------------------------------------------------------------------
  Distributions from net realized gain                     .05         .04
--------------------------------------------------------------------------------
  Total dividends                                          .82         .63
--------------------------------------------------------------------------------
Net asset value, end of year                             $8.33       $8.89
--------------------------------------------------------------------------------
Total return (%)                                          2.73       (.18)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                                              2.40        2.03
--------------------------------------------------------------------------------
Net investment income (%)                                 8.77        7.55
--------------------------------------------------------------------------------

(a)  Commencement of operations on October 1, 1997.


                           55 - Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended September 30,                                 1999      1998(a)
--------------------------------------------------------------------------------

Net asset value, beginning of year                       $8.89       $9.50
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income                                    .80         .62
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                (.53)       (.60)
--------------------------------------------------------------------------------
  Total from investment operations                         .27         .02
--------------------------------------------------------------------------------
Less dividends:
--------------------------------------------------------------------------------
  Distributions from net investment income                 .77         .59
--------------------------------------------------------------------------------
  Distributions from net realized gain                     .05         .04
--------------------------------------------------------------------------------
  Total dividends                                          .82         .63
--------------------------------------------------------------------------------
Net asset value, end of year                             $8.34       $8.89
--------------------------------------------------------------------------------
Total return (%)                                          2.39       (.18)
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                                              2.38        2.03
--------------------------------------------------------------------------------
Net investment income (%)                                 8.78        7.55
--------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended September 30,                                 1999      1998(a)
--------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $37,253      26,691
--------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                    98         169
--------------------------------------------------------------------------------

(a)  Commencement of operations on October 1, 1997.

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended September 30, 1999.


                           56 - Financial Highlights

Kemper Income and Capital Preservation Fund



Class A

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.67    $8.54    $8.46    $8.62    $7.91
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .51      .53      .57      .58      .61
--------------------------------------------------------------------------------
  Net realized and unrealized      (.63)      .14      .08    (.15)      .72
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations (.12)      .67      .65      .43     1.33
--------------------------------------------------------------------------------
Less dividends:
--------------------------------------------------------------------------------
Distributions from net               .49      .54      .57      .59      .62
investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $8.06    $8.67    $8.54    $8.46    $8.62
--------------------------------------------------------------------------------
Total return (%)                  (1.45)     8.13     8.00     5.17    17.47
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense            1.08     1.01      .97      .96      .90
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.07     1.01      .97      .96      .90
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           6.05     6.17     6.75     6.90     7.31
--------------------------------------------------------------------------------

Class B

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.64    $8.51    $8.43    $8.59    $7.90
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .43      .46      .49      .50      .51
--------------------------------------------------------------------------------
  Net realized and unrealized      (.63)      .14      .08    (.15)      .72
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations (.20)      .60      .57      .35     1.23
--------------------------------------------------------------------------------
  Less distribution from net         .42      .47      .49      .51      .54
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $8.02    $8.64    $8.51    $8.43    $8.59
--------------------------------------------------------------------------------
Total return (%)                  (2.37)     7.20     6.99     4.20    16.12
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense            1.93     1.88     1.90     1.93     1.81
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.92     1.88     1.90     1.93     1.81
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           5.20     5.30     5.82     5.93     6.40
--------------------------------------------------------------------------------


                           57 - Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.66    $8.53    $8.45    $8.61    $7.90
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .44      .46      .49      .50      .53
--------------------------------------------------------------------------------
  Net realized and unrealized      (.62)      .14      .08    (.15)      .72
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations (.18)      .60      .57      .35     1.25
--------------------------------------------------------------------------------
  Less distribution from net         .43      .47      .49      .51      .54
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $8.05    $8.66    $8.53    $8.45    $8.61
--------------------------------------------------------------------------------
Total return (%)                  (2.19)     7.20     7.03     4.23    16.45
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense            1.82     1.86     1.86     1.90     1.78
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.82     1.86     1.86     1.90     1.78
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           5.30     5.32     5.86     5.96     6.43
--------------------------------------------------------------------------------


Supplemental data for all classes

--------------------------------------------------------------------------------
Years ended October 31,          1999      1998     1997      1996     1995
--------------------------------------------------------------------------------

Net assets at end of year      $496,191  694,057  613,470   572,998  649,427
(in thousands)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       108       121      164        74      182
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended October 31, 1999.


                           58 - Financial Highlights

Kemper Short-Term U.S. Government Fund

Class A

--------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.19    $8.31    $8.22    $8.30    $8.33
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .38      .41      .45      .46      .48
--------------------------------------------------------------------------------
  Net realized and unrealized      (.22)    (.11)      .09    (.09)    (.04)
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .16      .30      .54      .37      .44
--------------------------------------------------------------------------------
  Less distribution from net         .36      .42      .45      .45      .47
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $7.99    $8.19    $8.31    $8.22    $8.30
--------------------------------------------------------------------------------
Total return (%)                    1.98     3.68     6.75     4.55     5.52
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses (%)                        1.24     1.36     1.25     1.15     1.10
--------------------------------------------------------------------------------
Net investment income (%)           4.27     4.79     5.50     5.49     5.76
--------------------------------------------------------------------------------


Class B

--------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.21    $8.32    $8.23    $8.31    $8.32
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .31      .36      .39      .40      .43
--------------------------------------------------------------------------------
  Net realized and unrealized      (.22)    (.11)      .09    (.09)    (.04)
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .09      .25      .48      .31      .39
--------------------------------------------------------------------------------
  Less distribution from net         .29      .36      .39      .39      .40
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $8.01    $8.21    $8.32    $8.23    $8.31
--------------------------------------------------------------------------------
Total return (%)                    1.10     3.06     5.96     3.79     4.84
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses (%)                        2.08     1.99     1.93     1.89     1.85
--------------------------------------------------------------------------------
Net investment income (%)           3.43     4.16     4.82     4.75     5.01
--------------------------------------------------------------------------------


                           59 - Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.22    $8.33    $8.24    $8.32    $8.33
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .32      .36      .39      .40      .43
--------------------------------------------------------------------------------
  Net realized and unrealized      (.22)    (.11)      .09    (.09)    (.04)
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .10      .25      .48      .31      .39
--------------------------------------------------------------------------------
  Less distribution from net         .30      .36      .39      .39      .40
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $8.02    $8.22    $8.33    $8.24    $8.32
--------------------------------------------------------------------------------
Total return (%)                    1.24     3.10     5.98     3.82     4.89
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses (%)                        1.94     1.95     1.88     1.89     1.79
--------------------------------------------------------------------------------
Net investment income (%)           3.57     4.20     4.87     4.75     5.07
------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended August 31,              1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net assets at end of year         $201,414  69,307   81,967   94,477   129,757
(in thousands)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          336      149      249      272      308
--------------------------------------------------------------------------------


Note: Total return does not reflect the effect of any sales charges. Per share data for the year ended August 31, 1999 is determined based on average shares outstanding.


                           60 - Financial Highlights

Kemper Strategic Income Fund


Class A

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $5.60    $5.96    $5.99    $5.98    $5.77
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .49      .44      .46      .46      .55
--------------------------------------------------------------------------------
  Net realized and unrealized gain (.35)    (.35)      .01      .12      .16
  (loss) on investments and
  foreign currency
--------------------------------------------------------------------------------
  Total from investment operations   .14      .09      .47      .58      .71
--------------------------------------------------------------------------------
  Less distribution from net         .48      .45      .50      .57      .50
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $5.26    $5.60    $5.96    $5.99    $5.98
--------------------------------------------------------------------------------
Total return (%)                    2.43     1.28     8.13    10.27    12.90
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense            1.11     1.04     1.03     1.03     1.09
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.10     1.04     1.03     1.03     1.09
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           8.80     7.36     7.68     7.72     9.43
------------------------------------------------------------------------------

Class B

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $5.59    $5.96    $5.99    $5.98    $5.77
period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .43      .38      .40      .41      .49
--------------------------------------------------------------------------------
  Net realized and unrealized      (.34)    (.36)      .01      .12      .16
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .09      .02      .41      .53      .65
--------------------------------------------------------------------------------
  Less distribution from net         .42      .39      .44      .52      .44
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period     $5.26    $5.59    $5.96    $5.99    $5.98
--------------------------------------------------------------------------------
Total return (%)                    1.57      .12     7.13     9.23    11.87
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense            2.06     2.01     1.98     1.96     2.04
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             2.05     2.01     1.98     1.96     2.04
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           7.85     6.39     6.73     6.79     8.48
--------------------------------------------------------------------------------


                           61 - Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $5.62    $5.99    $6.01    $6.00    $5.79
period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .45      .39      .42      .41      .50
--------------------------------------------------------------------------------
  Net realized and unrealized      (.34)    (.36)      .01      .12      .16
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .11      .03      .43      .53      .66
--------------------------------------------------------------------------------
  Less distribution from net         .44      .40      .45      .52      .45
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period     $5.29    $5.62    $5.99    $6.01    $6.00
--------------------------------------------------------------------------------
Total return (%)                    1.78      .28     7.37     9.33    11.95
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses, before expense            1.87     1.84     1.85     1.86     1.86
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.85     1.84     1.85     1.86     1.86
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           8.05     6.56     6.86     6.89     8.68
--------------------------------------------------------------------------------


Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------
Net assets at end of year         $720,065 850,528  861,543  778,752  754,222
(in thousands)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           92      751      347      310      286
--------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the years ended October 31, 1998 and October 31, 1999.


                           62 - Financial Highlights

Kemper U.S. Government Securities Fund


Class A

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.86    $8.81    $8.74    $8.92    $8.35
year
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .53      .58      .64      .63      .66
--------------------------------------------------------------------------------
  Net realized and unrealized      (.41)      .07      .06    (.17)      .56
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .12      .65      .70      .46     1.22
--------------------------------------------------------------------------------
  Less distribution from net         .60      .60      .63      .64      .65
  investment income
--------------------------------------------------------------------------------
Net asset value, end of year       $8.38    $8.86    $8.81    $8.74    $8.92
--------------------------------------------------------------------------------
Total return (%)                    1.44     7.64     8.41     5.36    15.24
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense             .85      .80      .78      .77      .72
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense              .84      .80      .78      .77      .72
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           6.22     6.50     7.34     7.17     7.68
--------------------------------------------------------------------------------


Class B

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.85    $8.80    $8.73    $8.91    $8.34
period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .45      .49      .56      .54      .58
--------------------------------------------------------------------------------
  Net realized and unrealized      (.40)      .08      .06    (.17)      .56
  gain (loss)
-------------------------------------------------------------------------------
  Total from investment operations   .05      .57      .62      .37     1.14
--------------------------------------------------------------------------------
  Less distribution from net         .53      .52      .55      .55      .57
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period     $8.37    $8.85    $8.80    $8.73    $8.91
--------------------------------------------------------------------------------
Total return (%)                     .54     6.67     7.40     4.36    14.18
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense            1.76     1.71     1.73     1.73     1.69
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.75     1.71     1.73     1.73     1.69
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           5.31     5.59     6.39     6.21     6.71
--------------------------------------------------------------------------------


                           63 - Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended October 31,             1999     1998     1997     1996    1995
--------------------------------------------------------------------------------

Net asset value, beginning of      $8.87    $8.82    $8.75    $8.93    $8.35
period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income              .46      .49      .56      .55      .60
--------------------------------------------------------------------------------
  Net realized and unrealized      (.40)      .08      .06    (.17)      .56
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment operations   .06      .57      .62      .38     1.16
--------------------------------------------------------------------------------
  Less distribution from net         .53      .52      .55      .56      .58
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period     $8.40    $8.87    $8.82    $8.75    $8.93
--------------------------------------------------------------------------------
Total return (%)                     .72     6.66     7.42     4.40    14.33
--------------------------------------------------------------------------------

Ratios to average net assets
--------------------------------------------------------------------------------
Expenses, before expense            1.66     1.67     1.68     1.70     1.64
reductions (%)
--------------------------------------------------------------------------------
Expenses, after expense             1.66     1.67     1.68     1.70     1.64
reductions (%)
--------------------------------------------------------------------------------
Net investment income (%)           5.40     5.63     6.44     6.24     6.76
--------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended October 31,       1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net assets at end of year  $2,982,945 3,442,212 3,642,027 4,163,157 4,738,415
(in thousands)
--------------------------------------------------------------------------------
Portfolio turnover rate    177 (a)       150       261       391       362
(%)
--------------------------------------------------------------------------------

(a) The portfolio turnover rate including mortgage dollar roll transactions was 181% for the period ended October 31, 1999.

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the years ended October 31, 1998 and 1999.



                           64 - Financial Highlights

Kemper U.S. Mortgage Fund

Class A

--------------------------------------------------------------------------------
Years ended September 30,     1999    1998    1997    1996   1995(a)  1995(b)
--------------------------------------------------------------------------------

Net asset value, beginning    $7.15   $7.01   $6.91   $7.13   $7.06    $6.96
of period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income         .42     .44     .52     .49     .08      .53
--------------------------------------------------------------------------------
  Net realized and unrealized  (.38)     .17     .10   (.19)     .08      .09
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment         .04     .61     .62     .30     .16      .62
  operations
--------------------------------------------------------------------------------
  Less distribution from net    .44     .47     .52     .52     .09      .52
  investment income
--------------------------------------------------------------------------------
Net asset value, end of       $6.75   $7.15   $7.01   $6.91   $7.13    $7.06
period
--------------------------------------------------------------------------------
Total return (%)                .59    8.99    9.26    4.28    2.23     9.48
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                   1.02     .97     .96     .97     .94      .89
--------------------------------------------------------------------------------
Net investment income (%)      6.04    6.46    7.23    6.98    6.87     7.77
--------------------------------------------------------------------------------

(a) Two months ended September 30, 1995.

(b) Year ended July 31, 1995.


Class B

--------------------------------------------------------------------------------
Years ended September 30,     1999    1998    1997    1996   1995(a)  1995(b)
--------------------------------------------------------------------------------

Net asset value, beginning    $7.14   $7.00   $6.91   $7.12   $7.05    $6.96
of period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income         .34     .40     .45     .44     .07      .47
--------------------------------------------------------------------------------
  Net realized and unrealized (.37)     .14     .10   (.19)     .08      .09
  gain (loss)
--------------------------------------------------------------------------------
  Total from investment       (.03)     .54     .55     .25     .15      .56
  operations
--------------------------------------------------------------------------------
  Less distribution from net    .36     .40     .46     .46     .08      .47
  investment income
--------------------------------------------------------------------------------
Net asset value, end of       $6.75   $7.14   $7.00   $6.91   $7.12    $7.05
period
--------------------------------------------------------------------------------
Total return (%)              (.47)    8.00    8.17    3.54    2.09     8.44
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                   2.13    1.91    1.83    1.80    1.79     1.75
--------------------------------------------------------------------------------
Net investment income (%)      4.93    5.52    6.36    6.15    6.02     6.91
--------------------------------------------------------------------------------

(a)  Two months ended September 30, 1995.

(b)  Year ended July 31, 1995.



                           65 - Financial Highlights

Class C

--------------------------------------------------------------------------------
Years ended September 30,    1999    1998     1997    1996   1995(a)  1995(b)
--------------------------------------------------------------------------------

Net asset value, beginning   $7.15   $7.00   $6.90    $7.12   $7.05    $6.95
of period
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income          .37     .40     .46      .43     .07      .48
--------------------------------------------------------------------------------
  Net realized and           (.39)     .16     .10    (.19)     .08      .09
  unrealized gain (loss)
--------------------------------------------------------------------------------
  Total from investment      (.02)     .56     .56      .24     .15      .57
  operations
--------------------------------------------------------------------------------
  Less distribution from net   .38     .41     .46      .46     .08      .47
  investment income
--------------------------------------------------------------------------------
Net asset value, end of      $6.75   $7.15   $7.00    $6.90   $7.12    $7.05
period
--------------------------------------------------------------------------------
Total return (%)             (.22)    8.30    8.45     3.47    2.10     8.65
--------------------------------------------------------------------------------

Ratios to average net assets (annualized)
--------------------------------------------------------------------------------
Expenses (%)                  1.78    1.73    1.71     1.72    1.69     1.71
--------------------------------------------------------------------------------
Net investment income (%)     5.28    5.70    6.48     6.23    6.12     6.95
--------------------------------------------------------------------------------

Supplemental data for all classes
--------------------------------------------------------------------------------
Years ended          1999      1998      1997      1996    1995(a)   1995(b)
September 30,
--------------------------------------------------------------------------------

Net assets at     $1,806,277 2,184,175 2,497,825 2,960,135 3,493,052 3,528,329
end of period
(in thousands)
--------------------------------------------------------------------------------
Portfolio            151        172       235       391       249      573
turnover rate
(annualized) (%)
--------------------------------------------------------------------------------

(a)  Two months ended September 30, 1995.

(b)  Year ended July 31, 1995.

Note: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the years ended September 30, 1998 and September 30, 1999.


                           66 - Financial Highlights

[ICON]--------------------------------------------------------------------------
          Investing In The Funds

     The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


     You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


------------------------------------   -----------------------------------------
Classes and features                    Points to help you compare
------------------------------------   -----------------------------------------

Class A


o Sales charges of up to 4.50%,         o Some investors may be able to
  charged when you buy shares             reduce or eliminate their sales
                                          charges; see next page
o In most cases, no charges when you
  sell shares                           o Total annual expenses are lower
                                          than those for Class B or Class C
o No distribution fee


------------------------------------   -----------------------------------------

Class B

o No charges when you buy shares         o The deferred sales charge rate falls
                                           to zero after six years
o Deferred sales charge of up to
  4.00%, charged when you sell shares    o Shares automatically convert to
  you bought within the last six years     Class A after six years, which means
                                           lower annual expenses going forward

o 0.75% distribution fee


------------------------------------   -----------------------------------------

Class C

o No charges when you buy shares        o The deferred sales charge rate is
                                          lower, but your shares never convert
o Deferred sales charge of 1.00%,         to Class A, so annual expenses
  charged when you sell shares you        remain higher
  bought within the last year


o 0.75% distribution fee


------------------------------------   -----------------------------------------


                          68 - Choosing A Share Class

Class A shares

Class A shares have a sales charge that varies with the amount you invest:


Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity Fund, Kemper Income And Capital Preservation Fund, Kemper U.S. Government Securities Fund, Kemper Strategic Income Fund and Kemper U.S. Mortgage Fund


                      Sales charge    Sales charge as
                      as a percent    a percent of
                      of offering     your net
Your investment       price           investment
-------------------------------------------------------
Up to $100,000        4.50%           4.71%
-------------------------------------------------------
$100,000-$249,999     3.50            3.63
-------------------------------------------------------
$250,000-$499,999     2.60            2.67
-------------------------------------------------------
$500,000-$999,999     2.00            2.04
-------------------------------------------------------
$1 million or more    0               0
-------------------------------------------------------




Kemper Short-Term U.S. Government Fund


                      Sales charge    Sales charge as
                      as a percent    a percent of
                      of offering     your net
Your investment       price           investment
-------------------------------------------------------
Up to $100,000        2.75%           2.83%
-------------------------------------------------------
$100,000-$249,999     2.50            2.56
-------------------------------------------------------
$250,000-$499,999     2.00            2.04
-------------------------------------------------------
$500,000-$999,999     1.50            1.52
-------------------------------------------------------
$1 million or more    0               0
-------------------------------------------------------


The offering price includes the sales charge.


                          69 - Choosing A Share Class

You may be able to lower your Class A sales charges if:


o you plan to invest at least $100,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $100,000 ("cumulative discount")

o you are investing a total of $100,000 or more in several Kemper funds at once ("combined purchases")



The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


                          70 - Choosing A Share Class

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o    investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.


--------------------------------------------------------------------------------

                          71 - Choosing A Share Class

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the effect of lowering the annual expenses from the seventh year on.


Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seven year and later           None (automatic conversion
                               to Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class B shares can make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.


--------------------------------------------------------------------------------

                          72 - Choosing A Share Class

Class C shares


Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:


Year after you bought shares   CDSC on shares you sell
-------------------------------------------------------
First year                     1.00%
-------------------------------------------------------
Second year and later          None
-------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

--------------------------------------------------------------------------------

                          73 - Choosing A Share Class

How To Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------    ----------------------------------------
First investment                        Additional investments
------------------------------------    ----------------------------------------

$1,000 or more for regular accounts     $100 or more for regular accounts

$250 or more for IRAs                   $50 or more for IRAs

                                        $50 or more with an Automatic
                                        Investment Plan
------------------------------------    ----------------------------------------

Through a financial representative

o Contact your representative using     o Contact your representative using
  the method that's most convenient       the method that's most convenient
  for you                                 for you
------------------------------------    ----------------------------------------

By mail or express mail (see below)

o Fill out and sign an application      o Send a check and a Kemper
                                          investment slip to us at the
o Send it to us at the appropriate        appropriate address below
  address, along with an investment
  check                                 o If you don't have an investment slip,
                                          simply include a letter with your
                                          name, account number, the full name of
                                          the fund and the share class and your
                                          investment instructions
------------------------------------    ----------------------------------------

By wire

o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------    ----------------------------------------

By phone

--                                      o Call (800) 621-1048 for instructions
------------------------------------    ----------------------------------------

With an automatic investment plan

--                                       o To set up regular investments,
                                           call (800) 621-1048
------------------------------------    ----------------------------------------

On the Internet

o Follow the instructions at            o Follow the instructions at
  www.kemper.com                          www.kemper.com
------------------------------------    ----------------------------------------

Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered, or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)


                             74 - How To Buy Shares

How To Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.

------------------------------------    ----------------------------------------
Exchanging into another fund            Selling shares
------------------------------------    ----------------------------------------


$1,000 or more to open a new account    Some transactions, including most
                                        for over $50,000, can only be
$100 or more for exchanges between      ordered in writing with a signature
existing accounts                       guarantee; if you're in doubt, see
                                        page 78
------------------------------------    ----------------------------------------


Through a financial representative

o Contact your representative by the    o Contact your representative by
  method that's most convenient for       the method that's most convenient
  you                                     for you
------------------------------------    ----------------------------------------

By phone or wire

o  Call (800) 621-1048 for instructions o Call (800) 621-1048 for instructions
------------------------------------    ----------------------------------------

By mail, express mail or fax
(see previous page)

Write a letter that includes:           Write a letter that includes:

o the fund, class and account number    o the fund, class and account
  you're exchanging out of number         from which you want to sell shares

o the dollar amount or number of        o the dollar amount or number of
  shares you want to exchange             shares you want to sell

o the name and class of the fund you    o your name(s), signature(s) and
  want to exchange into                   address, as they appear on your
                                          account
o your name(s), signature(s) and
  address, as they appear on            o  a daytime telephone number
  your account

o  a daytime telephone number
------------------------------------    ----------------------------------------

With a systematic exchange plan         With a systematic withdrawal plan

o To set up regular exchanges from a    o To set up regular cash payments Kemper
  fund account, call                      from a Kemper fund account, call
  (800) 621-1048                          (800) 621-1048
------------------------------------    ----------------------------------------

On the Internet

o Follow the instructions at            o Follow the instructions at
  www.kemper.com                          www.kemper.com
------------------------------------    ----------------------------------------

                      75 - How To Exchange Or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.


If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.


Policies about transactions


The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

                      76 - Policies You Should Know About

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.


When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized transactions, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

--------------------------------------------------------------------------------

                      77 - Policies You Should Know About

When you want to sell more than $50,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.



When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.


There are certain cases in which you may be exempt from a CDSC. These include:

o    the death or disability of an account owner (including a joint owner)

o    withdrawals made through a systematic withdrawal plan

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

--------------------------------------------------------------------------------

                      78 - Policies You Should Know About

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

                      79 - Policies You Should Know About

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

 TOTAL ASSETS - TOTAL LIABILITIES
---------------------------------        = NAV
TOTAL NUMBER OF SHARES OUTSTANDING


For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

                      80 - Policies You Should Know About

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

                      81 - Policies You Should Know About

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:


o    Income: declared and paid monthly

o    Long-term capital gains: December, or otherwise as needed


The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

--------------------------------------------------------------------------------

                   82 - Understanding Distributions and Taxes

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a fund

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o long-term capital gains distributions received from a
  fund
-------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

                   83 - Understanding Distributions and Taxes

Notes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we may mail one copy per household. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC

450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
Tel (800) SEC-0330

Kemper Funds

222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com Tel (800)
621-1048


SEC File Numbers


Kemper High Yield Fund                       811-2786

Kemper High Yield Fund II                    811-08983

Kemper High Yield Opportunity Fund           811-2786

Kemper Income And Capital Preservation Fund  811-2305

Kemper Short-Term U.S. Government Fund       811-5195

Kemper U.S. Government Securities Fund       811-2719

Kemper Strategic Income Fund                 811-2743

Kemper U.S. Mortgage Fund                    811-3440



Principal Underwriter

Kemper Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606-5808

www.kemper.com    E-mail info@kemper.com

Tel (800) 621-1048


[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                       STATEMENT OF ADDITIONAL INFORMATION
                                 January 1, 2000
                 Kemper High Yield Fund (the "High Yield Fund")
              Kemper High Yield Fund II (the "High Yield Fund II")
           Kemper High Yield Opportunity Fund (the "Opportunity Fund")
   Kemper Income and Capital Preservation Fund (the "Income and Capital Fund")
    Kemper Short-Term U.S. Government Fund (the "Short-Term Government Fund")
               Kemper Strategic Income Fund (the "Strategic Fund")
         Kemper U.S. Government Securities Fund (the "Government Fund")
                 Kemper U.S. Mortgage Fund (the "Mortgage Fund")

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated January 1, 2000. The prospectus may be obtained without charge from the Funds by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808 or calling 1-800-621-1048.

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS...................................................................................................3

INVESTMENT POLICIES AND TECHNIQUES........................................................................................8

BROKERAGE COMMISSIONS....................................................................................................28

INVESTMENT ADVISOR AND UNDERWRITER.......................................................................................29

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES............................................................................41

DIVIDENDS AND TAXES......................................................................................................54

NET ASSET VALUE..........................................................................................................57

PERFORMANCE..............................................................................................................58

OFFICERS AND TRUSTEES....................................................................................................64

CAPITAL STRUCTURE........................................................................................................74

APPENDIX -- RATINGS OF INVESTMENTS.......................................................................................77


The financial statements appearing in each Fund's 1999 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act") this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment company.

1. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.
5.   Engage in the  business of  underwriting  securities,  except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
6. Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
7.   Purchase   physical   commodities   or   contracts   relating  to  physical
     commodities.

Short-Term  Government Fund (formerly  Kemper  Adjustable  Rate U.S.  Government
Fund)
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its investment restriction in the latest fiscal year and it has no present intention of borrowing during the current year.


The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Short-Term Government Fund may not:


1. Invest for the purpose of exercising control or management of another issuer.
2.   Invest more than 15% of its net assets in illiquid securities.
3. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.
4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

5. Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 2 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)
6.   Purchase more than 10% of any class of voting securities of any issuer.

7. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
8. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


Strategic Fund (formerly Kemper Diversified Income Fund)
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its investment restriction in the latest fiscal year, though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Strategic Fund may not:

1.   Invest for the  purpose of  exercising  control  or  management  of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.
3.   Invest more than 15% of its net assets in illiquid securities.
4. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.
5. Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

6. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
7. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


Government Fund
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by its investment restriction in the latest fiscal year and it has no present intention of borrowing during the current year. The Government Fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval. The Government Fund may not:

1.   Invest more than 15% of its net assets in illiquid securities.

2. Mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing.
3. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
4. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


High Yield Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 2 in the latest fiscal year; though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The High Yield Fund may not:


1.   Invest for the  purpose of  exercising  control  or  management  of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.
3.   Invest more than 15% of its net assets in illiquid securities.
4. Invest more than 25% of the Fund's total assets in fixed income securities which are payable in currencies other than United States Dollars. (Investments in such securities may involve risks which differ from investments in securities of U.S. issuers, such as future political and economic developments, the possible imposition of governmental restrictions and taxes, as well as currency fluctuation.)
5. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.
6. Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

7. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
8. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

High Yield Fund II
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 2 in the latest fiscal year; though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restriction, which may be changed by the Board of Trustees without shareholder approval. The High Yield Fund II may not:

1. Invest more than 15% of the value of its net assets in illiquid securities.


Income and Capital Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 2 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Income and Capital Fund may not:


1. Invest for the purpose of exercising control or management of another issuer.
2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.
3.   Invest more than 15% of its net assets in illiquid securities.

4. Invest in securities other than those specified under "The Fund's Main Strategy" in the prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conversion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "The Fund's Main Strategy" after purchase by the Fund.

5. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.
6. Pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.
7. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

8. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
9. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.



Mortgage Fund

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 2 in the latest fiscal year, and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Mortgage Fund may not:


1. Purchase securities or make investments other than in accordance with its investment objective and policies.
2. Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.
3. Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.
4. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.
5. Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. (Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.)
6.   Invest for the  purpose of  exercising  control  or  management  of another issuer.
7. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.
8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.
9. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.


10. Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.
11. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
12. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.



Opportunity Fund
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation except as otherwise provided for in restriction number (3) above. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Opportunity Fund may not:

1. Invest for the purpose of exercising control or management of another issuer.

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.
3.   Invest more than 15% of its net assets in illiquid securities.

4. Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

5. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
6. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


Master/feeder fund structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

U.S.   Government   Securities.   There  are  two  broad   categories   of  U.S.
Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies. Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Some obligations issued or guaranteed by agencies of the U.S. Government are backed by the full faith and credit of the United States (such as Maritime
Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds). With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons (see "Zero Coupon

Government Securities" below for a discussion of their features and risks) and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality (see "Collateralized Obligations" below).


U.S. Government Securities of the type in which the Funds may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the U.S. Government Securities in a Fund's portfolio, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of a Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise the value of a Fund's investments will tend to decline, and as interest rates fall the value of a Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund's average portfolio maturity. As a result, a Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions. With respect to U.S. Government Securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

Collateralized Obligations. A Fund will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to a Fund's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. In addition to investing in a pool of mortgages, Mortgage-Backed Securities or U.S. Government Securities, no Fund currently intends to invest more than 20% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Collection of receivables may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. Currently, none of the Funds intends to invest more than 10% of its total assets in inverse floaters.


Zero Coupon Government Securities. Subject to its investment objective and policies, a Fund may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Fund currently intends to invest more than 20% of its net assets in zero coupon U.S. Government Securities during the current year.

High Yield (High Risk) Bonds. The Strategic Fund may, and the High Yield, High Yield II and Opportunity Funds do, invest a substantial portion of their assets in fixed income securities offering high current income. Subject to its specific investment objective and policies, the Income and Capital Fund may invest up to 20% of its assets in such securities. Such high yield (high risk), fixed income securities ordinarily will be in the lower rating categories (securities rated below the fourth category) of recognized rating agencies or will be non-rated. Lower-rated and non-rated securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. These lower rated and non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Accordingly, an investment in the Strategic, High Yield, High Yield II or Opportunity Funds may not constitute a complete investment program and may not be appropriate for all investors.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect each Fund's net asset value.

The investment philosophy of the Strategic, High Yield, High Yield II and Opportunity Funds with respect to high yield (high risk) bonds is based upon the premise that over the long term a broadly diversified portfolio of high yield fixed income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Funds seek to achieve the highest yields possible while reducing relative risk through (a) broad diversification, (b) credit analysis by the investment manager of the issuers in which the Funds invest, (c) purchase of high yield securities at discounts from par or stated value when practicable and
(d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. The investment manager's judgment as to the "reasonableness"' of the risk involved in any particular investment will be a function of its experience in managing fixed income investments and its evaluation of general economic and financial conditions, a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets, and of such other considerations as the investment manager may deem appropriate. The investment manager, while seeking maximum current yield, will monitor current corporate developments with respect to portfolio securities and potential investments and to broad trends in the economy. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. Defensive strategies, which may be used singly or in any combination, may include, but are not limited to, investments in discount securities or investments in money market instruments as well as futures and options strategies.

High yield (high risk) securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.


A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics that are unique to adjustable rate mortgages that a Fund believes make them attractive investments in seeking to accomplish a Fund's objective.

Foreign Securities. The Strategic, High Yield, High Yield II, Income and Capital and Opportunity Funds have the discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. These Funds currently limit investment in foreign securities not publicly traded in the United States to 50% of total assets in the case of the Strategic Fund and 25% of total assets in the case of the High Yield, High Yield II, Income and Capital and Opportunity Funds. These Funds may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are not subject to the preceding limitation. In connection with their foreign securities investments, these Funds may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Fixed Income. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the investment manager than would otherwise be the case.


The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed income obligations in which a Fund will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.


Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. A significant portion of the sovereign debt in which a Fund may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's investment manager to be developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described herein relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets.


Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. A Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprises' prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Depository Receipts. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. The Funds may also invest in securities of foreign issuers in the form of European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European and other foreign securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Kemper High Yield Opportunity Fund may invest a portion of its assets in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished, as it may not be possible for a Fund to maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly-based portfolio of common stocks in that the selection of the stocks included in a Fund may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require that Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management, and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of that Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that each Fund segregate cash or liquid assets with its custodian to the extent that obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid assets denominated in that currency equal to that Fund's obligations or to segregate liquid assets equal to the amount of that Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Delayed Delivery Transactions. The Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future (not to exceed 120 days from trade date for the Government Fund) in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Because a Fund is required to set aside cash or other liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage a Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets. To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with a Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities it holds, exceed its net assets.

Short Sales Against-the-Box. The Short-Term Government, Strategic and Mortgage Funds may each make short sales against-the-box. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. No Fund currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.



Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during a Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, a Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Funds' limitations on illiquid securities.


Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Funds (other than the Government Fund) may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. The Funds will receive amounts equal to dividends or interest on the securities loaned. The Funds will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to forms deemed by the investment manager to be of good standing, and when the investment manager believes the potential earnings to justify the attendant risk. Management will limit such lending to not more than one-third of the value of a Fund's total assets.


Borrowing Money. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowing will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Money borrowed by High Yield Fund II for leveraging purposes shall be limited to 20% of total assets, including the amount borrowed.


Equities as a result of workouts. High Yield Fund, High Yield Fund II and Opportunity Fund may hold equity securities received in an exchange or workout of distressed lower-rated debt securities. A distressed security is a security that is in default or in risk of being in default.


Additional Investment Information. A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and its investment objective. Accordingly, a Fund may sell fixed income securities in anticipation of a rise in interest rates and purchase such securities for inclusion in its portfolio in anticipation of a decline in interest rates. Frequency of portfolio turnover will not be a limiting factor should the investment manager deem it desirable to purchase or sell securities. The portfolio turnover rates for the Funds are listed under "Financial Highlights" in the Funds' prospectus. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

A Fund (other than the Short-Term Government Fund) may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of its portfolio from time to time, depending upon its assessment of relative yields on securities of different maturities and its expectations of future changes in interest rates. Thus, the average maturity of a Fund's portfolio may be relatively short (under 5 years, for example) at some times and relatively long (over 10 years, for example) at other times. Generally, since shorter term debt securities tend to be more stable than longer term debt securities, the portfolio's average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The effective dollar-weighted average portfolio maturity of the Short-Term Government Fund generally will be less than three years.


A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities, except that the Mortgage Fund may not purchase illiquid securities if more than 10% of its total assets would be invested in such securities. Each Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers, such as the Funds. Such securities may be illiquid and subject to a Fund's limitation on illiquid securities. A "Rule 144A" security may be treated as liquid, however, if so determined pursuant to procedures adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities.

Trustees' Power to Change Objectives and Policies. Except as specifically stated to the contrary, the objectives and policies of the Funds may be changed by the Trustees without a vote of the shareholders.

BROKERAGE COMMISSIONS


Allocation of brokerage is supervised by the Adviser.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Funds is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by each Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or each Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or a Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through SIS which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; SIS will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research services from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Trustees review, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable.

The table below shows approximate brokerage commissions paid by each Fund for the last three fiscal years (except the Opportunity Fund which commenced operations on October 1, 1997 and High Yield Fund II which commenced operations on November 30, 1998) and for the most recent fiscal year, the portion thereof that was allocated to firms based upon research information provided.



                                Allocated to Firms
                               Based on Research in
                               --------------------

Fund                                Fiscal 1999              Fiscal 1998              Fiscal 1997
----                                -----------              -----------              -----------


Short-Term Government                      $0                     $4,000                   $8,000
Strategic                                  $0                 $5,155,000               $3,860,000
Government                             $3,678                   $769,000                 $887,000
High Yield                            $17,786                $64,235,000              $43,566,000
High Yield II                              $0                        N/A                      N/A
Income and Capital                         $0                   $619,000               $2,156,000
Mortgage                               $2,250                   $679,000                 $570,000
Opportunity                            $1,018                   $752,000                      N/A

INVESTMENT ADVISOR AND UNDERWRITER

Investment Advisor. Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154-0010, is each Fund's investment advisor. Scudder Kemper is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Advisor is owned by its officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, and, effective January 1, 2000, the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states ("Blue Sky Expense"). Prior to January 1, 2000, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, as principal underwriter, paid the Blue Sky Expense. Scudder Kemper has agreed to reimburse the Government Fund should all operating expenses of the Fund, including the compensation of Scudder Kemper, but excluding taxes, interest, distribution services fee, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average daily net assets of the fund on an annual basis.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.


Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of a Fund and (b) by the shareholders or the Board of Trustees of a Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.


Responsibility for overall management of each Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities.

In certain cases, the investments for each Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of each Fund can be expected to vary from those of these other mutual funds.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, each Fund's existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting in December 1998.

The current investment management fee rates are payable monthly, at the annual rates shown below.



                                      Short-Term
                                  Government, Income
                                   and Capital and      Strategic and High                              High Yield II and
Average Daily Net Assets               Mortgage                Yield                Government             Opportunity
------------------------               --------                -----                ----------             -----------

$0-$250 million                          0.55%                  0.58%                 0.45%                   0.65%
$250 million-$1 billion                  0.52                   0.55                  0.43                    0.62
$1 billion-$2.5 billion                  0.50                   0.53                  0.41                    0.60
$2.5 billion-$5 billion                  0.48                   0.51                  0.40                    0.58
$5 billion-$7.5 billion                  0.45                   0.48                  0.38                    0.55
$7.5 billion-$10 billion                 0.43                   0.46                  0.36                    0.53
$10 billion-$12.5 billion                0.41                   0.44                  0.34                    0.51
Over $12.5 billion                       0.40                   0.42                  0.32                    0.49

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below. (The Opportunity Fund commenced operations on October 1, 1997. The High Yield Fund II commenced operations on November 30, 1998.)

Fund                                                    1999                       1998                        1997
----                                                    ----                       ----                        ----

Short-Term Government                                                             $415,000                     493,000
Strategic                                                                       $4,986,000                   4,664,000
Government                                                                     $14,451,000                  15,888,000
High Yield                                                                     $27,887,000                  23,419,000
High Yield II                                                                      --                          --
Income and Capital                                                              $3,472,000                   3,162,000
Mortgage                                                                       $11,862,000                  13,793,000
Opportunity                                                                       $102,000                     --



Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds except from High Yield Fund
II. High Yield Fund II pays SFAC an annual fee equal to 0.0250% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of average daily net assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the period from November 30, 1998 (commencement of operations) until September 30, 1999, High Yield Fund II paid SFAC $0 for its services to the Fund.


Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors Inc.
("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, a wholly owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.


Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of a Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.


Class A Shares. KDI receives no compensation from the Trusts as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase, Repurchase and Redemption of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.

                                                 Commissions              Commissions KDI             Commissions Paid to KDI
Class A Shares                 Fiscal Year       Retained by KDI          Paid to All Firms           Affiliated Firms
--------------                 -----------       ---------------          -----------------           ----------------

Short-Term Government          1999
                               1998              $8,000                   91,000                      0
                               1997              $8,000                   58,000                      0

Strategic                      1999
                               1998              $151,000                 1,236,000                   0
                               1997              $178,000                 1,166,000                   0

Government                     1999
                               1998              $227,000                 1,665,000                   8,000
                               1997              $221,000                 1,410,000                   10,000

High Yield                     1999
                               1998              $1,521,000               12,060,000                  174,000
                               1997              $1,714,000               11,779,000                  181,000

                               1999
High Yield II

Income and Capital             1999
                               1998              $70,000                  578,000                     0
                               1997              $53,000                  1,283,000                   0

Mortgage                       1999
                               1998              $35,000                  272,000                     0
                               1997              $29,000                  201,000                     0

Opportunity                    1999

                               1998              $187,000                 26,000                      0

Class B Shares  and  Class C  Shares.
If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and a Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the distribution agreement, KDI receives a fee from each Fund pursuant to the Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of each Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charges -- Class C Shares".


Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below (The Opportunity Fund commenced operations on October 1, 1997 and the High Yield Fund II commenced operations on November 30, 1998). A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                         Other Distribution Expenses paid by KDI
                                                                         ---------------------------------------
                                   Contingent     Total     Distribution
                      Distribution  Deferred   Distribution   Paid by
                       Fees Paid     Sales      Fees Paid   KDI to KDI    Advertising               Marketing    Misc.
Class B       Fiscal   by Fund      Charges     by KDI to   Affiliated        and      Prospectus   and Sales   Operating  Interest
Shares         Year    To KDI     Paid to KDI     Firms        Firms      Literature    Printing    Expenses    Expenses   Expenses
------         ----    ------     -----------     -----        -----      ----------    --------    --------    --------   --------

Short-Term     1999      588,708      184,642            0            0       11,992       1,187      34,800     15,768      86,768

Government     1998      $53,000       31,000       78,000            0       10,243         742      20,074     18,228      87,819
               1997      $51,000       31,000      112,000            0       10,000       1,000      25,000    492,000      36,000

Strategic      1999    1,844,585      762,753            0            0      193,285      11,321     481,691     72,363     722,443
               1998   $2,208,000      502,000    2,939,000            0      359,087      42,027     741,917    131,028     814,441
               1997   $2,148,000      419,000    2,911,000            0      368,000      26,000   1,018,000    121,000     640,000

Government     1999    1,023,196      394,450            0            0      175,252      13,036     471,976     68,029     741,630
               1998     $677,000      186,000    1,288,000            0      105,653      14,079     226,194     45,628     489,426
               1997     $528,000      234,000      665,000            0      116,000       8,000     303,000     43,000     405,000

High Yield     1999    9,936,029    3,183,508            0            0    1,156,635     132,290   2,927,997    333,899   4,375,108
               1998  $10,804,000    2,203,000   18,022,000            0    2,242,157     191,602   4,538,360    682,073   3,001,886
               1997   $8,925,000    1,473,000   16,578,000            0    2,127,000     153,000   5,700,000    583,000   1,500,000

High Yield II  1999      284,321       75,193            0            0      215,154      19,186     572,319    103,058      89,337

Income and     1999      830,424      315,732    1,023,406            0      109,194       7,709     286,200     48,117     495,860
Capital        1998     $705,000      199,000    1,001,000            0       94,710      11,383     200,587     42,317     441,045
               1997     $600,000      211,000      588,000            0       97,000       7,000     254,000     39,000     378,000

Mortgage       1999    1,688,689      348,884            0            0       46,483       5,085     119,311     31,670  -1,589,105
               1998   $3,968,000      734,000      542,000            0       78,207       6,758     153,532     46,272    -955,066
               1997   $6,685,000    1,362,000      640,000            0      116,000       8,000     300,000     57,000         -0-

Opportunity    1999      123,127       38,890            0            0       32,827       3,691      83,403     17,255      76,886
               1998      $52,000        6,000      487,000            0       46,797       3,897      89,792     38,890      27,289


                                                                         Other Distribution Expenses Paid by KDI
                                                                         ---------------------------------------
                                   Contingent     Total     Distribution
                      Distribution  Deferred   Distribution   Paid by
                       Fees Paid     Sales      Fees paid   KDI to KDI    Advertising               Marketing    Misc.
Class C       Fiscal   by Fund        KDI       by KDI to   Affiliated        and      Prospectus   and Sales   Operating  Interest
Shares         Year    to KDI       Charges       Firms        Firms      Literature    Printing    Expenses    Expenses   Expenses
------         ----    ------       -------       -----        -----      ----------    --------    --------    --------   --------

Short-Term    1999        73,741       3,627             0            0       13,259        1,243       36,788      8,753     21,403
Government    1998       $10,000       1,000        14,000            0        5,131          373        9,366     14,033     19,184
              1997        $9,000           0         8,000            0        4,000            0       11,000     61,000     12,000

Strategic     1999       242,533      12,325             0            0       53,143        3,338      133,148     29,759     73,790
              1998      $175,000      16,000       225,000            0       66,838        8,554      146,568     32,759     14,435
              1997       $83,000       5,000       106,000            0       49,000        4,000      136,000     24,000     29,000

Government    1999       235,527      37,883             0            0       75,567        5,597      198,303     32,776     58,038
              1998      $105,000       2,000       149,000            0       26,880        4,121       59,658     19,821     11,029
              1997       $62,000       1,000        72,000            0       16,000        1,000       44,000      8,000     30,000

High Yield    1999     1,494,792     124,877             0            0      342,750       37,346      891,392    108,574    519,465
              1998    $1,298,000      83,000     1,432,000            0      491,828       41,776    1,002,114    163,164    384,393
              1997     $ 657,000      58,000       944,000            0      411,000       29,000    1,111,000    128,000    210,000

High Yield II 1999        99,330      17,050             0            0       77,848        7,535      226,186     55,855     10,039

Income and    1999       144,543      10,939             0            0       36,752        2,633       99,890     21,884     46,404
Capital       1998       $93,000       2,000       114,000            0       27,577        3,411       58,411     19,627      9,491
              1997       $53,000       2,000        60,000            0       23,000        2,000       60,000     16,000     24,000

Mortgage      1999        29,214       1,797             0            0        3,535          403        9,079     12,307     14,384
              1998       $24,000           -        26,000            0        5,808          443       11,282     12,512     11,791
              1997       $16,000       1,000        21,000            0        7,000            0       19,000      5,000      8,000

Opportunity   1999        27,036       3,950             0            0        9,635          985       24,783      9,940      5,080
              1998        $9,000       1,000        19,000            0        7,173          595       15,074     13,590      1,048

                                                                         Other Distribution Expenses Paid by KDI
                                                                         ---------------------------------------
                                   Contingent     Total     Distribution
                      Distribution  Deferred   Distribution   Paid by
                       Fees Paid     Sales      Fees paid   KDI to KDI    Advertising               Marketing    Misc.
Class C       Fiscal   by Fund        KDI       by KDI to   Affiliated        and      Prospectus   and Sales   Operating  Interest
Shares         Year    to KDI       Charges       Firms        Firms      Literature    Printing    Expenses    Expenses   Expenses
------         ----    ------       -------       -----        -----      ----------    --------    --------    --------   --------



Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and a Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of a Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to 0.15% (0.25% for the Mortgage Fund) of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to 0.25% of net assets of those accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. Firms to which service fees may be paid include affiliates of KDI. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Trusts. In addition, effective January 1, 2000 with respect to assets for which KDI provides administrative services, each Fund will pay KDI an administrative services fee of 0.15% of such assets.

The following information concerns the administrative services fee paid by each Fund to KDI for fiscal years ended 1999, 1998 and 1997 (except the Opportunity Fund which commenced operations on October 1, 1997 and the High Yield Fund II, which commenced operations on November 30, 1998).


                               Administrative Service Fees Paid by Fund
                               ----------------------------------------
                                                                                    Total Service Fees     Service Fees Paid by KDI
Fund                   Fiscal Year      Class A       Class B        Class C       Paid by KDI to Firms    to KDI Affiliated Firms
----                   -----------      -------       -------        -------       --------------------    -----------------------

Short-Term            1999                350,189       129,706          20,411                 500,593                           0
Government            1998               $141,000        17,000           3,000                 165,000                           0
                      1997               $169,000        17,000           3,000                 188,000                           0

Strategic             1999              1,414,715        701493          91,515               2,207,470
                      1998             $1,244,000       719,000          58,000               2,074,000                       7,000
                      1997             $1,131,000       705,000          28,000               1,930,000                       9,000

Government            1999              7,060,389       406,664          95,446               7,561,127                           0
                      1998             $6,413,000       222,000          35,000               6,718,000                           0
                      1997             $6,821,000       173,000          19,000               7,053,000                      35,000

High Yield            1999             9,210,017      3,951,319         595,934              13,767,732                           0
                      1998             $8,011,000     3,506,000         428,000              12,147,000                      54,000
                      1997             $6,462,000     2,917,000         217,000              10,067,000                      49,000

High Yield II         1999                 92,651       129,457          47,054                 269,160                           0

Income and            1999              1,275,253       314,944          54,955               1,644,943                           0
Capital               1998             $1,147,000       229,000          30,000               1,434,000                           0
                      1997               $992,000       199,000          18,000               1,207,000                       6,000

Mortgage              1999              5,189,886       686,639          11,199               5,877,342                           0
                      1998             $4,254,000     1,256,000           8,000               5,521,000                      53,000
                      1997             $4,354,000     2,139,000           5,000               6,503,000                      73,000

Opportunity           1999                 44,121        49,117          10,506                 103,742                           0
                      1998                $14,000        17,000           3,000                  57,000                           0


                               Administrative Service Fees Paid by Fund
                               ----------------------------------------
                                                                                    Total Service Fees     Service Fees Paid by KDI
Fund                   Fiscal Year      Class A       Class B        Class C       Paid by KDI to Firms    to KDI Affiliated Firms
----                   -----------      -------       -------        -------       --------------------    -----------------------



KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is payable at the annual rate of
0.25% based upon Fund assets in accounts for which a firm provides administrative services and is payable at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than KDI) listed on a Fund's records. In addition, effective January 1, 2000 with respect to assets for which KDI provides administrative services, each Fund will pay KDI an administrative services fee of 0.15% of such assets.


The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services, as well as (except for the Mortgage Fund), with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve paying the fee to KDI at the 0.25% annual rate on all Fund assets in the future.

Certain trustees or officers of the Funds are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."


Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of a Fund. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Pursuant to an agency agreement between Kemper High Yield Fund II and Kemper Service Company ("KSvC"), 811 Main Street, Kansas City, Missouri, an affiliate of Scudder Kemper, KSvC serves as transfer agent, dividend paying agent, and "Shareholder Service Agent" of a Fund. Currently, KSvC receives as transfer agent as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B only), an asset-based fee of 0.05% and out-of-pocket reimbursement. For the Kemper High Yield Fund II's 1999 fiscal year, KSvC received shareholder service fees of $61,000.

For all Funds except Kemper High Yield Fund II, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, KSvC serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. Currently, IFTC receives as transfer agent, and pays to KSvC as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B shares only), an asset-based fee of 0.05% and out-of-pocket reimbursement. The following shows for each Fund's 1999 fiscal year the shareholder service fees IFTC remitted to KSvC.



Fund                                                  Fees to KSvC
----                                                  ------------


Short-Term Government                                 $345,000
Strategic                                             $1,741,000
Government                                            $3,824,000
High Yield                                            $6,657,000
High Yield II                                         $61,000
Income and Capital                                    $973,000
Mortgage                                              $3,006,000
Opportunity Fund                                      $55,000


Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufmann & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund other than High Yield Fund II. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts 02109, serves as legal counsel for High Yield Fund II.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                           Annual 12b-1 Fees (as
                                                            a % of average daily
                              Sales Charge                      net assets)                  Other Information
                 ---------------------------------------------------------------------------------------------------------


Class A          Maximum  initial  sales  charge of 4.5%           None            Initial   sales   charge   waived   or
                 of the  public  offering  price  (2.75%                           reduced for certain purchases
                 for the Short-Term Government Fund)
Class B          Maximum   contingent   deferred   sales           0.75%           Shares  convert  to Class A shares six
                 charge  of 4% of  redemption  proceeds;                           years after issuance
                 declines to zero after six years
Class C          Contingent  deferred sales charge of 1%           0.75%           No conversion feature
                 of redemption  proceeds for redemptions
                 made during first year after purchase
Class I          None                                              None

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. In order to begin accruing income dividends as soon as possible, purchasers may wire payment to United Missouri Bank ("UMB") of Kansas City, N.A., 10th and Grand Avenue, Kansas City, Missouri 64106.


Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers of the Short-Term Government Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                           Short-Term Government Fund

                                                                 Sales Charge
                                                                 ------------
                                            As a Percentage                            Allowed to Dealers
                                                  of            As a Percentage of    as a Percentage of
           Amount of Purchase               Offering Price       Net Asset Value*        Offering Price
           ------------------               --------------       ----------------        --------------


Less than $100,000                               2.75%              2.83%                   2.25%
$100,000 but less than $250,000                  2.50               2.56                    2.00
$250,000 but less than $500,000                  2.00               2.04                    1.75
$500,000 but less than $1 million                1.50               1.52                    1.25
$1 million and over                              0.00**             0.00**                    ***


*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed below.


The public offering price of Class A shares for purchasers of the Strategic, Government, High Yield, High Yield II, Income and Capital, Mortgage and Opportunity Funds choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                Strategic, Government, High Yield, High Yield II,
               Income and Capital, Mortgage and Opportunity Funds

                                                                  Sales Charge
                                                                  ------------
                                                                                      Allowed to Dealers
                                            As a Percentage    As a Percentage of     as a Percentage of
           Amount of Purchase              of Offering Price    Net Asset Value*        Offering Price
           ------------------              -----------------    ----------------        --------------
Less than $100,000                                4.50%              4.71%                  4.00%
$100,000 but less than $250,000                   3.50               3.63                   3.00
$250,000 but less than $500,000                   2.60               2.67                   2.25
$500,000 but less than $1 million                 2.00               2.04                   1.75
$1 million and over                               0.00**             0.00**                 ***

*    Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. No compensation will be paid pursuant to this paragraph with respect to plans within the KemStar(TM) program. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Effective on February 1, 1996, Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families, and (d) any trust or pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund Class A shares may purchase Fund shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of a Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.


The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Investment Advisor and Underwriter."


Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administration services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category (4) above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.


General. As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares of each Fund, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by a Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.


Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.


A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Fund's dividends constituting
"preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced as a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.




REPURCHASE AND REDEMPTION OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor guardian and custodial account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.


Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of a Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;
(c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.


                                                      Contingent Deferred
       Year of Redemption After Purchase                 Sales Charge
       ---------------------------------                 ------------

First                                                         4%
Second                                                        3%
Third                                                         3%
Fourth                                                        2%
Fifth                                                         2%
Sixth                                                         1%



The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (f) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1998 will be eligible for the second year's charge if redeemed on or after December 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases."
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

SPECIAL FEATURES


Class A Shares -- Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income And Capital Preservation Fund, Kemper Intermediate Municipal Bond, Kemper International Fund, Kemper International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Target 2010 Fund, Kemper Retirement Fund -- Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Small Cap Relative Value Fund, Kemper Strategic Income Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper
Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). In addition, shares of a Kemper fund with a value of $1,000,000 or less (except Kemper Cash Reserves
Fund)  acquired by exchange  from another  Kemper  fund,  or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Adviser's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the
Shareholder  Service Agent will honor  requests by telephone at  1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").


Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50 maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes a Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.


Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KSvC in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.


The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of a Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

DIVIDENDS AND TAXES

Dividends. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.


A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of a Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").


Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income dividends and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of that Fund at net asset value, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options: (1) to receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or (2) to receive income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. The Funds reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by a Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that a Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by a Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

At August 31, 1999 the Short-Term Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $9,204,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1999 through 2007. In addition, from November 1, 1997 through August 31, 1999, the Fund incurred approximately $2,820,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2000. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1999, the Strategic Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $73,810,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1999, the Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $632,822,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1999, the Income and Capital Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $19,357,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1999, the High Yield Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $90,019,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2003 through 2007. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1999, the Mortgage Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $604,550,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2000 through 2005. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1999, the Opportunity Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $274,000, which is available to offset future taxable capital gains. If not applied, the carryover expires in 2007. In addition, from November 1, 1998 through September 30, 1999, the Opportunity Fund, incurred approximately $1,543,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2000. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

From October 31, 1998 through September 30, 1999, the High Yield Fund II, incurred approximately $1,200,000 of net realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending October 31, 2000. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one-year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.


A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund (other than shares of the Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) or other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus. If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.


A Fund's investment income derived from foreign securities and certain American Depositary Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.


Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 12 months. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared. A portion of the dividends paid by the Strategic, High Yield or Opportunity Funds may qualify for the dividends received deduction available to corporate shareholders. However, it is anticipated that only a small portion, if any, of the dividends paid by such Funds will so qualify. No portion of the dividends paid by the Short-Term Government, Government, Income and Capital, or Mortgage Funds will qualify for the dividends received deduction.


A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Fund dividends that are derived from interest on direct (but not guaranteed) obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. In other states, arguments can be made that such distributions should be exempt from state and local taxes based on federal law, 31 U.S.C. Section 3124, and the U.S. Supreme Court's interpretation of that provision in American 37 Bank and Trust Co. v. Dallas County, 463 U.S. 855 (1983). Shareholders should consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes. Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from Individual Retirement Accounts ("IRAs") or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult with their tax advisers regarding the 20% withholding requirement.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for income tax purposes, including information regarding any foreign taxes and credits, will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes, including information regarding any foreign taxes and credits. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.


With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when a Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to a Fund.


An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract
on   securities,    currencies   and
other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Performance results for Funds receiving a waiver of fees or absorption of expenses may be shown with and without the effect of this waiver and expense absorption. Performance results not giving effect to waivers and expense absorptions will be lower.


Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.


A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Each Fund's yield shown below is based on the one-month period ended as noted.


Fund (Period Ended)                                 Class A Shares              Class B Shares             Class C Shares
-------------------                                 --------------              --------------             --------------


Short-Term Government (8/31/99)                         3.65%                        3.13%                      3.28%
Strategic (10/31/99)                                     9.28                        10.02                      9.30
Government (10/31/99)                                    5.71                        4.53                       4.35
High Yield (9/30/99)                                    10.92                        10.62                      10.63
High Yield II (9/30/99)                                 10.68                        10.42                      10.41
Income and Capital (10/31/99)                            5.47                        4.46                       4.75
Mortgage (9/30/99)                                       5.86                        5.90                       5.39
Opportunity Fund (9/30/99)                              10.72                        9.70                       9.57


Each Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

                           YIELD = 2 [ (a-b +1 )^6 - 1]
                                        ---
                                       cd

                 Where:     a    =    dividends  and  interest earned during the
                                      period.
                            b    =    expenses accrued  for  the  period (net of
                                      reimbursements).
                            c    =    the   average   daily   number  of  shares
                                      outstanding  during the  period  that were
                                      entitled to receive dividends.
                            d    =    the  maximum  offering  price per share on
                                      the last day of the period (which is net asset value for Class B and Class C shares).



In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in a Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of a Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Short-Term Government and Short-Intermediate Government Funds). Class B, Class C and Class I shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.


A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes including, but not limited to, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Brothers Adjustable Rate Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/ Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers 30 Year GNMA Index and the Merrill Lynch Market Weighted Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. (""Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue's Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").


A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning a Fund.


Each Fund's returns and net asset value will fluctuate and shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.


The yield or price volatility of a Fund (particularly the Short-Term  Government
Fund) may be compared to various securities, such as U.S. Government Securities, or indexes, such as the COFI referred to above or the constant Maturity Treasury Index ("CMT") published by the Federal Reserve Board. A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums.


Comparative information with respect to certain indices may be included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Lehman Brothers Adjustable Rate Index generally represents the performance of adjustable rate mortgages during various market conditions. The Lehman Brothers Aggregate Bond Index generally represents the performance of intermediate and long-term government bonds and investment grade corporate debt securities and mortgage-backed securities during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Merrill Lynch Market Weighted Index generally represents the performance of short- and intermediate-term Treasury and GNMA securities during various market conditions. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Salomon Brothers 30 Year GNMA Index generally represents the performance of GNMA 30-year pass-through mortgages. The foregoing bond indices are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. The net asset values and returns of each class of shares of the Funds will also fluctuate.



SHORT-TERM GOVERNMENT FUND -- AUGUST 31, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)             5.75%         --          --
Life of Fund(++)             --         3.46%       3.70%
Ten Years                   5.49%        --          --
Five Years                  3.89%       3.57%       3.79%
One Year                   -0.80%       -1.83%


(+)      Since September 1, 1987 for Class A Shares.
(++)     Since May 31, 1994 for Class B and Class C Shares.


STRATEGIC FUND -- OCTOBER 31, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)             9.60%         --          --
Life of Fund(++)             --         5.36%       5.68%
Ten Years                   9.49%        N/A         N/A
Five Years                  5.94%        N/A         N/A
One Year                   -2.12%       -1.75%      1/78%


(+)      Since June 23, 1977 for Class A Shares.
(++)     Since May 31, 1994 for Class B and Class C Shares.


GOVERNMENT FUND -- OCTOBER 31, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)            8.53%         --           --
Life of Fund(++)             --         5.65%       5.89%
Ten Years                  6.73%         N/A         N/A
Five Years                 6.55%        6.38%       6.62%
One Year                   -3.15%       2.29%       0.72%

(+) Since October 1, 1979 for Class A Shares (when ZKI assumed investment advisory responsibilities for the Fund; prior to that date, the Fund was managed by another investment adviser that was not affiliated with ZKI)
(++) Since May 31, 1994 for Class B and Class C Shares.


HIGH YIELD FUND -- SEPTEMBER 30, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)            10.84%        --           --
Life of Fund (++)            --         7.05%       7.27%
Ten Years                  9.30%         N/A         N/A
Five Years                 7.63%         N/A         N/A
One Year                   -0.55%       0.44%       3.30%


(+)      Since January 26, 1978 for Class A Shares.
(++)     Since May 31, 1994 for Class B and Class C Shares.



HIGH YIELD FUND II -- SEPTEMBER 30, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)            -4.34%      -4.14%       -1.36%


(+)      Since November 30, 1998


INCOME AND CAPITAL FUND -- OCTOBER 31, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------

Life of Fund(+)                          --           --
Life of Fund(++)             --
Ten Years                                N/A         N/A
Five Years                               N/A         N/A
One Year

 (+)     Since April 15, 1974 for Class A Shares.
(++)     Since May 31, 1994 for Class B and Class C Shares.


MORTGAGE FUND -- SEPTEMBER 30, 1999

AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)            5.00%         --           --
Life of Fund(++)             --         6.64%         --
Life of Fund(+++)            --          --         5.81%
Ten Years                   N/A         6.34%        N/A
Five Years                 6.18%        6.05%        N/A
One Year                   -3.98%      -3.30%       -0.22%


(+)      Since January 10, 1992 for Class A Shares.
(++)     Since October 26, 1984 for Class B Shares.
(+++)    Since May 31, 1994 for Class C Shares.


OPPORTUNITY FUND -- SEPTEMBER 30, 1999


AVERAGE                    Fund         Fund        Fund
ANNUAL TOTAL             Class A       Class B     Class C
RETURN TABLE              Shares       Shares      Shares
------------              ------       ------      ------


Life of Fund(+)            -0.28%      -0.05%       1.32%
One Year                   -1.12%      -0.09%       2.84%


(+)      Since 10/01/97.


There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.

Investors may want to compare the performance of a Fund to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds in which the Funds invest are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. As noted in the prospectus, the government guarantee of the bonds in the Short-Term Government, Government and Mortgage Funds does not guarantee the market value of their respective shares. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.

From time to time, the Short-Term Government Fund may compare its yield or price volatility to various securities, such as U.S. Government Securities, or to certain indices including, but not limited to, the J.P. Morgan one-, three-, and five-year constant maturity

Treasury yield indices, which are based on estimated Treasury security yields adjusted to constant maturity and the Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI), which represents the weighted average cost of funds for savings institutions in Arizona, California and Nevada and is based on the one month annualized yield of savings deposits, Federal Home Loan Advances and other borrowings, such as repurchase agreements.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, are listed below. All persons named as officers and trustees also serve in similar capacities for other funds advised by the Adviser.


JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; First Chicago NBD Corporation/The First National Bank of Chicago:
1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; 1992-1995 Executive Vice President, Chief Credit and Market Risk Officer.

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7011 Green Tree Drive, Naples, Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

THOMAS W. LITTAUER  (4/26/55),  Trustee and Vice President*,  Two  International
Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General (Tax), U.S. Department of Justice; Director, Bethlehem Steel Corp.

CORNELIA M. SMALL (7/28/44), Trustee*, 345 Park Avenue, New York, NY; Managing Director, Scudder Kemper.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Consultant and Director, SRI Consulting; prior thereto, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries.

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Adviser; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Assistant Secretary, Adviser.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.

BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

Additional Officers for Short-Term Government Fund:

RICHARD L. VANDENBERG (11/16/49), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Senior Portfolio Manager with an unaffiliated investment management firm.

Additional Officers for Strategic Fund:

J. PATRICK BEIMFORD, JR. (5/25/50), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser

Additional Officers for High Yield Fund and High Yield Opportunity Fund:

MICHAEL A. McNAMARA, see above.*

HARRY E. RESIS, JR., see above*

Additional Officers for High Yield Fund II:

KATHRYN L. QUIRK, Trustee, see above*

MICHAEL A. MCNAMARA, see above*

HARRY E. RESIS, JR., see above*

Additional Officers for Income and Capital Preservation Fund:

ROBERT S. CESSINE (1/5/50), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Vice President, Wellington Management Company.

Additional Officers for Mortgage Fund (Kemper Portfolios):

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser

RICHARD L. VANDENBERG, see above*

*        Interested persons as defined in the 1940 Act.



The trustees and officers who are "interested persons" as designated above receive no compensation from a Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1999 fiscal year except that the information in the last column is for calendar year 1998.

                                                             Aggregate Compensation From
                                                             ---------------------------

                                                                                                                       Total
                   Short-Term                                  High         Income &                                Compensation
                    Government   Strategic     Government      Yield        Capital     Income        Kemper     Kemper Funds Paid
Name of Trustee       Fund          Fund          Fund         Series         Fund       Trust     Portfolios+     to Trustees**
---------------       ----          ----          ----         ------         ----       -----     -----------     -------------

John W. Ballantine

Lewis A. Burnham

Donald L. Dunaway*

Robert B. Hoffman

Donald R. Jones

Shirley D. Peterson

William P. Sommers



+ Includes Kemper Cash Reserves Fund, Mortgage Fund and Short-Intermediate Government Fund. The Kemper Short-Intermediate Government Fund was reorganized into Kemper Adjustable Rate U.S. Government Fund on February 5, 1999. The Short-Term Government Fund was then renamed Kemper Short-Term U.S. Government Fund.
* Includes deferred fees. Pursuant to deferred compensation agreements with Kemper Funds, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred amounts (including interest thereon) payable from the Funds are $________, $________, $________, $________, $_______ and
         $_______ for Mr. Dunaway for the Short-Term Government Fund, Strategic Fund, Government Fund, High Yield Fund, Income and Capital Fund and Kemper Portfolios, respectively.

** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds with 48 fund portfolios.

As of November 30, 1999, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds:


Kemper Short-Term U.S. Government Fund

NAME                                                CLASS                             PERCENTAGE

National Financial Services                           B                                  5.01
FBO Sonia Hyman
200 Liberty Street
New York, NY  10281

                                       66

Donaldson, Lufkin & Jenrette                          B                                  5.63
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       B                                  6.61
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

National Financial Services                           C                                 13.77
FBO Edward & Martha Rice
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          C                                  7.36
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       C                                 17.38
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

First Union Securities                                C                                  5.92
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601


Kemper U.S. Government Securities

NAME                                                CLASS                             PERCENTAGE
National Financial Services                           B                                  6.83
FBO  James Signorelli
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                 10.79
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       B                                  6.56
Smith
For the Sole Benefit  of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

BHC Securities, Inc.                                  B                                  5.28
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

                                       67

National Financial Services                           C                                  5.37
FBO  Oscar Cerrano
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          C                                  9.03
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       C                                 14.57
Smith
For the Sole Benefit  of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

First Union Securities                                C                                 17.88
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

Scudder Kemper Investments                            I                                  9.38
Money Purchase Plan
345 Park Avenue
New York, NY  10154

Scudder Kemper Investments                            I                                 69.34
Profit Sharing Plan
345 Park Avenue
New York, NY  10154

ZIM Inc.                                              I                                  5.44
LaSalle National Bank, TTEE
222 S. Riverside Plaza
Chicago, IL  60606


Kemper High Yield Fund

NAME                                                CLASS                             PERCENTAGE
Donaldson, Lufkin & Jenrette                          B                                  9.48
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       B                                  5.24
Smith
For the Sole Benefit  of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

First Union Securities                                B                                  6.77
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

National Financial Services                           C                                  7.69
200 Liberty Street
New York, NY  10281

                                       68

Donaldson, Lufkin & Jenrette                          C                                  7.33
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       C                                  8.03
Smith
4800 Deer Lake Drive East
Jacksonville, FL  07303

First Union Securities                                C                                  5.41
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

Federal Kemper Life Inc.                              I                                 17.56
Scudder Trust Co., TTEE
P.O. Box 957
Salem, NH  03079

Scudder Kemper Investments                            I                                 52.20
Profit Sharing Plan
345 Park Avenue
New York, NY  10154

First Union National Bank                             I                                  8.52
1525 W. WT Harris Blvd.
Charlotte, NC  26262


Kemper High Yield Fund II

NAME                                                 CLASS                             PERCENTAGE
National Financial Services                            A                                  5.99
FBO Nancy & Betty Swiggett
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                           A                                  7.35
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

BHC Securities, Inc.                                   A                                  9.74
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

First Union Securities                                 A                                  6.80
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

National Financial Services                            B                                  6.12
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                           B                                 10.41
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303


                                       69

BHC Securities, Inc.                                   B                                  6.05
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

First Union Securities                                 B                                  9.67
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

National Financial Services                            C                                  6.65
200 Liberty Street
New York, NY  10281

First Union Securities                                 C                                  8.44
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601

Triquest Financial                                     C                                 14.84
1965 Yosemite Avenue
Simi Valley, CA  93063

Kemper Strategic Income Fund

NAME                                                CLASS                             PERCENTAGE
National Financial Services                           B                                 10.60
Bernard Rother, TTEE
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                 17.59
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       B                                  5.62
Smith
FBP Kretan Painting
4800 Deer Lake Drive East
Jacksonville, FL  07303

BHC Securities, Inc.                                  B                                  5.40
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

National Financial Services                           C                                 14.28
Virginia Collins, TTEE
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          C                                 12.85
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       C                                 12.48
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

                                       70

Kemper High Yield Opportunity Fund

NAME                                                CLASS                             PERCENTAGE
National Financial Services                           A                                 27.64
FBO Ingrid & Kenneth Snowe
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          A                                  5.09
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Edward Pipkin, Jr.                                    A                                  6.17
125 Twin Cove Drive
Stevensville, MD  21666

National Financial Services                           B                                  6.87
FBO William & Janet Hanrahan
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                 31.25
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

National Financial Services                           C                                  9.77
FBO Pamela & Terry Bickel
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          C                                  8.01
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Kemper Service Company                                C                                  5.14
811 Main Street
Kansas City, MO  64105

Prudential Securities                                 C                                  6.31
FBO Franklin Bell
1 New York Plaza
New York, NY  10004

Investor's Fiduciary Trust Co.                        C                                  6.42
1445 Scorpious Drive
Idaho Falls, ID 83402


Kemper Income & Capital Preservation

NAME                                                CLASS                             PERCENTAGE
National Financial Services                           A                                  5.75
FBO Lloyd & Margaret Thomas
200 Liberty Street
New York, NY  10281


                                       71

Merrill Lynch, Pierce, Fenner &                       A                                  5.38
Smith
FBO Helga Berger, IRA
4800 Deer Lake Drive East
Jacksonville, FL  07303

National Financial Services                           B                                  8.08
FBO Joan Flaherty
200 Liberty Street
New York, NY  10281

Donaldson, Lufkin & Jenrette                          B                                 12.03
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303

Merrill Lynch, Pierce, Fenner &                       B                                  8.43
Smith
4800 Deer Lake Drive East
Jacksonville, FL  07303

BHC Securities, Inc.                                  B                                  5.70
One Commerce Square
2005 Market Street
Philadelphia, PA  19103

National Financial Services                           C                                  7.11
FBO Theodore & Marybeth Midgett
200 Liberty Street
New York, NY  10281

Merrill Lynch, Pierce, Fenner &                       C                                 19.73
Smith
FBO Laura Novak, IRA
4800 Deer Lake Drive East
Jacksonville, FL  07303

Raymond James & Associates                            C                                  5.15
P.O. Box 12749
St. Petersburg, FL  33733

Scudder Kemper Investments                            I                                 51.54
Profit Sharing Plan
345 Park Avenue
New York, NY  10154

Federal Kemper Life Insurance                         I                                 34.11
Scudder Trust Co., TTEE
Money Purchase Pension Plan
P.O. Box 957
Salem, NH  03079


Kemper U.S. Mortgage Fund

NAME                                                CLASS                             PERCENTAGE

Merrill Lynch, Pierce, Fenner &                       B                                  8.03
Smith
FBO Lorraine McBride, IRA
4800 Deer Lake Drive East
Jacksonville, FL  07303


                                       72

Painewebber, Inc.                                     C                                 19.28
Mutual Fund Dept.
1000 Harbor Blvd.
8th Floor
Weehawken, NJ  07087

Merrill Lynch, Pierce, Fenner &                       C                                 10.31
Smith
For the Sole Benefit of Customers
4800 Deer Lake Drive East
Jacksonville, FL  07303

Morongo Band of Mission Indians                       C                                 22.00
Cmmunity Service Reserve Account
11581 Potrero Road
Banning, CA  92220


CAPITAL STRUCTURE

The Short-Term Government, Strategic, Government, Income and Capital Funds, and High Yield Series are open-end management investment companies, organized as separate business trusts under the laws of Massachusetts. The Short-Term Government Fund was organized as a business trust under the laws of Massachusetts on May 28, 1987. Prior to February 5, 1999, the Fund was known as "Kemper Adjustable Rate U.S. Government Fund." Effective February 5, 1999, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Short-Intermediate Government Fund, a series, or "Portfolio", of Kemper Portfolios. Prior to January 1, 1992, the Fund was known as "Kemper Enhanced Government Income Fund." The Strategic Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Prior to February 5, 1999, the Fund was known as "Kemper Diversified Income Fund." Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Option Income Fund, Inc., a Maryland corporation organized in 1977. Prior to February 1, 1989, the Fund was known as "Kemper Option Income Fund." The Government Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper U.S. Government Securities Fund, Inc., a Maryland corporation (formerly known as Kemper Fund For Government Guaranteed Securities, Inc.) organized in 1980 as successor to a Pennsylvania business trust organized in 1977. The High Yield and Opportunity Funds are separate series, or "Portfolios," of Kemper High Yield Series. The High Yield Series was organized as a business trust under the laws of Massachusetts on October 24, 1985 with a single portfolio. Effective January 31, 1986, that Trust, pursuant to a reorganization succeeded to the assets and liabilities of Kemper High Yield Fund, Inc., a Maryland corporation organized in 1977. Prior to October 1, 1997, the Trust was known as Kemper High Yield Fund. The Income and Capital Fund was organized as a business trust under the laws of Massachusetts on October 24, 1985. Effective January 31, 1986, that Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Income and Capital Preservation Fund, Inc., a Maryland corporation organized in 1972. The Mortgage Fund is (and the Short-Intermediate Government Fund was) a
separate series, or "Portfolio", of Kemper Portfolios ("KP"), an open-end management investment company organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective November 20, 1987, KP pursuant to a reorganization succeeded to the assets and liabilities of Investment Portfolios, Inc., a Maryland corporation organized on March 26, 1982. After such reorganization, KP was known as Investment Portfolios until February 1, 1991, and thereafter until May 28, 1994, as Kemper Investment Portfolios, when the name of KP became "Kemper Portfolios." Until December 1, 1989, the Mortgage Fund was known as the "Government Plus Portfolio" and prior to May 28, 1994, the Mortgage Fund was known as the "Government Portfolio." High Yield Fund II is a series of Kemper Income Trust, a business trust organized under the laws of Massachusetts on August 27, 1998. Each Fund is a diversified, open-end management investment company.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each Trust may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trusts may offer multiple Portfolios, each is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio offers four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Portfolio: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Shares of each Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Portfolio's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trusts are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of each Trust, shareholders may remove trustees. If shares of more than one Portfolio for any Trust are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

The Funds  generally  are not required to hold  meetings of their  shareholders.
Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof);
(e) (with respect to the Mortgage and Short-Intermediate Government Funds only) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate a Fund or any Portfolio or class by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

Standard & Poor's Ratings Services Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               KEMPER INCOME TRUST

                            PART C. OTHER INFORMATION

                           Item 23.         Exhibits
                           --------         --------

                    (a)(1)             Agreement and Declaration of Trust (Incorporated by reference to
                                       Pre-Effective Amendment No. 1 to Registrant's Registration
                                       Statement).

                    (a)(2)             Establishment and Designation of Beneficial Interest dated August
                                       27, 1998 is filed herein.

                    (a)(3)             Amended and Restated Establishment and Designation of Classes of
                                       Shares of Beneficial Interest dated November 17, 1998 is filed herein.

                    (b)(1)             By-laws (Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement).

                    (c)(1)             Specimen Share Certificate to be filed by amendment.

                    (d)(1)             Investment Management Agreement dated November 30, 1998 between the
                                       Registrant on behalf of Kemper High Yield Fund II and Scudder
                                       Kemper Investments, Inc. (Incorporated by reference to
                                       Pre-Effective Amendment No. 1 to Registrant's Registration
                                       Statement).

                    (e)(1)             Underwriting and Distribution Services Agreement dated November 30,
                                       1998 between the Registrant and Kemper Distributors, Inc
                                       (Incorporated by reference to Pre-Effective Amendment No. 1 to
                                       Registrant's Registration Statement).

                    (f)                Inapplicable.

                    (g)(1)             Custodian Contract between Registrant and State Street Bank and
                                       Trust Company dated November 30, 1998.   (Incorporated by reference
                                       to Post-Effective Amendment No. 3 to Registrant's Registration
                                       Statement).
                                       Fee schedule for Exhibit (g)(1) to be filed by amendment.

                    (h)(1)             Agency Agreement dated November 30, 1998 between the Registrant and
                                       Kemper Service Company (Incorporated by reference to Pre-Effective
                                       Amendment No. 1 to Registrant's Registration Statement).

                    (h)(2)             Fund Accounting Services Agreement dated November 30, 1998 between the Registrant on behalf of Kemper High Yield Fund II and Scudder
                                       Fund Accounting Corporation (Incorporated by reference to
                                       Pre-Effective Amendment No. 1 to Registrant's Registration
                                       Statement).

                    (h)(3)             Administrative Services Agreement dated November 30, 1998 between the Registrant and Kemper Distributors, Inc. (Incorporated by
                                       reference to Pre-Effective Amendment No. 1 to Registrant's
                                       Registration Statement).

                    (i)                Legal Opinion and Consent of Counsel is filed herein.

                    (j)                Consent of Independent Auditors is filed herein.

                    (k)                Inapplicable.

                    (l)                Inapplicable.

                                Part C - Page 2

                    (m)                Rule 12b-1 Plans (Incorporated by reference to Pre-Effective
                                       Amendment No. 1 to Registrant's Registration Statement).

                    (n)                Inapplicable.

                    (o)(1)             Multi-Distribution System Plan pursuant to Rule 18f-3 (Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
                                       Registration Statement).

                                       Powers of Attorney for Trustees (Incorporated by reference to
                                       Pre-Effective Amendment No. 1 to Registrant's Registration
                                       Statement).


Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article Tenth of Registrant's Articles of Incorporation state as follows:

TENTH:            Liability and Indemnification
------            -----------------------------

         To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment to these Articles of Amendment and Restatement or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

         The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required by Maryland law, including Section 2-418 of the Maryland General Corporation Law, as may be amended from time to time, and the Investment Company Act of 1940. The By-laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.

         The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability.

         The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Amendment and Restatement shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

         Nothing in these Articles of Amendment and Restatement shall be deemed to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to

                                Part C - Page 3
which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties hereunder.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
             Name          of Directors of Registrant's Adviser
             ----          ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Steven Gluckstern          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Zurich Holding Company of America o

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Director, Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*

                                Part C - Page 4

                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C.
                  Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                  British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.  Principal Underwriters.
--------  -----------------------

         (a)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President

                                Part C - Page 5

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President



         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          None

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director, Vice Chairman                 None

         Stephen R. Beckwith               Director                                None

         (c) Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be maintained by Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154. Records relating to the duties of the Registrant's custodian are maintained by Brown Brothers Harriman & Co.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                                    Inapplicable.



                                Part C - Page 6

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 29th day of December 1999.



                                       By:  /s/ Mark S. Casday
                                            Mark S. Casady, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 29th day of December, 1999 on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE
---------                                   -----

/s/ Thomas W. Littauer                      Chairman and Trustee
--------------------------------------
Thomas W. Littauer*

/s/ John W. Ballantine                      Trustee
--------------------------------------
John W. Ballantine*

/s/ Lewis A. Burnham                        Trustee
--------------------------------------
Lewis A. Burnham*

/s/ Donald L. Dunaway                       Trustee
--------------------------------------
Donald L. Dunaway*

/s/ Robert B. Hoffman                       Trustee
--------------------------------------
Robert B. Hoffman*

/s/ Donald R. Jones                         Trustee
--------------------------------------
Donald R. Jones*

/s/ Shirley D. Peterson                     Trustee
--------------------------------------
Shirley D. Peterson*

/s/ Kathryn L. Quirk                        Trustee
--------------------------------------
Kathryn L. Quirk*

/s/ Cornelia M. Small                       Trustee
--------------------------------------
Cornelia M. Small*


--------------------------------------
William P. Sommers                          Trustee


/s/ John R. Hebble                          Treasurer (Principal Financial
--------------------------------------      and Accounting Officer)
John R. Hebble

*By:     /s/ Philip J. Collora
         Philip J. Collora**

** Attorney-in-Fact pursuant to powers
   of attorney incorporated by reference
   to Pre-effective Amendment No. 1 to
   Registrant's Registration Statement,
   Post Effective Amendment to the
   Registration Statement No. 3 and with
   Post Effective Amendment to the
   Registration Statement No. 4 filed on
   December 10, 1999.

                                                            File No. 811-08983
                                                            File No. 333-62677


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT No. 3

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT No. 5

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                               KEMPER INCOME TRUST

                               KEMPER INCOME TRUST

                                  Exhibit Index

                                   Exhibit (a)(2)
                                   Exhibit (a)(3)
                                   Exhibit (i)
                                   Exhibit (j)